                                                                     EXHIBIT 4.1

================================================================================

                    ----------------------------------------


                           INTERFACE, INC., as Issuer

                             B. SHEHADI & SONS, INC.
                               BENTLEY MILLS, INC.
                             BENTLEY ROYALTY COMPANY
                        COMMERCIAL FLOORING SYSTEMS, INC.
                             CONGRESS FLOORING CORP.
                           FLOORING CONSULTANTS, INC.
                            GUILFORD (DELAWARE), INC.
                   GUILFORD OF MAINE DECORATIVE FABRICS, INC.
                   GUILFORD OF MAINE FINISHING SERVICES, INC.
                             GUILFORD OF MAINE, INC.
                         GUILFORD OF MAINE MARKETING CO.
                                   INTEK, INC.
                               INTEK MARKETING CO.
                            INTERFACE AMERICAS, INC.
                        INTERFACE AMERICAS SERVICES, INC.
                     INTERFACE ARCHITECTURAL RESOURCES, INC.
                          INTERFACE ASIA-PACIFIC, INC.
                             INTERFACE EUROPE, INC.
                        INTERFACE FLOORING SYSTEMS, INC.
                            INTERFACE HOLDING COMPANY
                        INTERFACE INTERIOR FABRICS, INC.
                           INTERFACE LICENSING COMPANY
                            INTERFACE ROYALTY COMPANY
                       INTERFACE SPECIALTY RESOURCES, INC.
                        LASHER/WHITE CARPET COMPANY, INC.
                          PRINCE STREET ROYALTY COMPANY
                        PRINCE STREET TECHNOLOGIES, LTD.
                         QUAKER CITY INTERNATIONAL, INC.
                      RE:SOURCE AMERICAS ENTERPRISES, INC.
                    SUPERIOR/REISER FLOORING RESOURCES, INC.
                              TOLTEC FABRICS, INC.
                                  as Guarantors

                                      and

                           FIRST UNION NATIONAL BANK
                                   as Trustee


                                SENIOR INDENTURE


                      Dated as of __________________, 1998

                    ----------------------------------------


================================================================================

                                TABLE OF CONTENTS

                                                                                                       Page
                                                                                                       ----
                                                        ARTICLE ONE
                                  DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
Section 1.1.          Definitions........................................................................1
Section 1.2.          Other Definitions.................................................................14
Section 1.3.          Incorporation by Reference of Trust Indenture Act.................................15
Section 1.4.          Rules of Construction.............................................................15

                                                        ARTICLE TWO
                                                      THE SECURITIES

Section 2.1.          Terms and Forms...................................................................16
Section 2.2.          Execution and Authentication......................................................20
Section 2.3.          Registrar, Paying Agent, Conversion Agent, Depository and
                      Securities Custodian..............................................................22
Section 2.4.          Securityholder Lists..............................................................23
Section 2.5.          Transfer, Registration and Exchange...............................................23
Section 2.6.          Replacement Securities............................................................26
Section 2.7.          Outstanding Securities............................................................27
Section 2.8.          Treasury Securities...............................................................28
Section 2.9.          Temporary Securities..............................................................28
Section 2.10.         Securities in Global Form.........................................................28
Section 2.11.         Cancellation......................................................................29
Section 2.12.         Defaulted Interest................................................................29
Section 2.13.         Persons Deemed Owners.............................................................29

                                                        ARTICLE THREE
                                                         REDEMPTION

Section 3.1.          Applicability of Article..........................................................30
Section 3.2.          Notices to Trustee................................................................30
Section 3.3.          Selection of Securities to Be Redeemed............................................31
Section 3.4.          Notice of Redemption..............................................................31
Section 3.5.          Effect of Notice of Redemption....................................................33
Section 3.6.          Deposit of Redemption Price.......................................................33
Section 3.7.          Securities Redeemed in Part.......................................................34

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Note: This table of contents shall not, for any purpose, be deemed to be a part of this Indenture.

                                                        ARTICLE FOUR
                                                          COVENANTS
Section 4.1.          Payment of Securities.............................................................34
Section 4.2.          Maintenance of Office or Agency for Notices and Demands...........................35
Section 4.3.          Money for Securities Payments to Be Held in Trust.................................36
Section 4.4.          Commission Reports; Reports to Trustee; Reports to Holders........................37
Section 4.5.          Compliance Certificates...........................................................38
Section 4.6.          Corporate Existence...............................................................38
Section 4.7.          Limitation on Liens...............................................................39
Section 4.8.          Limitations on Sale and Lease-Back Transactions...................................39
Section 4.9.          Limitation on Guarantees by Subsidiaries..........................................39
Section 4.10.         Waiver of Stay; Extension of Usury Laws...........................................39

                                                        ARTICLE FIVE
                                                         SUCCESSORS

Section 5.1.          When Company May Merge, Etc.......................................................40
Section 5.2.          Successor Corporation Substituted.................................................40

                                                        ARTICLE SIX
                                                   DEFAULTS AND REMEDIES

Section 6.1           Events of Default.................................................................41
Section 6.2.          Acceleration......................................................................42
Section 6.3.          Other Remedies....................................................................43
Section 6.4.          Waiver of Past Defaults...........................................................43
Section 6.5.          Control by Majority...............................................................44
Section 6.6.          Limitation on Suits by Holders....................................................44
Section 6.7.          Rights of Holders to Receive Payment..............................................44
Section 6.8.          Collection Suit by Trustee........................................................45
Section 6.9.          Trustee May File Proofs of Claim..................................................45
Section 6.10.         Application of Money Collected....................................................45
Section 6.11.         Undertaking for Costs.............................................................46
Section 6.12.         Discontinuance or Abandonment of Proceedings......................................47

                                                        ARTICLE SEVEN
                                                           TRUSTEE

Section 7.1.          Duties of Trustee.................................................................47
Section 7.2.          Rights of Trustee.................................................................48
Section 7.3.          Individual Rights of Trustee......................................................49

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Note: This table of contents shall not, for any purpose, be deemed to be a part of this Indenture.

Section 7.4.          Trustee's Disclaimer..............................................................49
Section 7.5.          Notice of Defaults................................................................49
Section 7.6.          Reports by Trustee to Holders.....................................................49
Section 7.7.          Compensation and Indemnity........................................................50
Section 7.8.          Replacement of Trustee............................................................51
Section 7.9.          Successor Trustee by Merger, Etc..................................................52
Section 7.10.         Eligibility; Disqualification.....................................................52
Section 7.11.         Preferential Collection of Claims Against Company.................................52

                                                         ARTICLE EIGHT
                                              DISCHARGE OF INDENTURE; DEFEASANCE

Section 8.1.          Discharge of Indenture; Defeasance................................................53
Section 8.2.          Conditions to Defeasance..........................................................54
Section 8.3.          Application of Trust Money........................................................55
Section 8.4.          Repayment to Company..............................................................56
Section 8.5.          Reinstatement of Company's Obligations............................................56

                                                         ARTICLE NINE
                                              AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 9.1.          Without Consent of Holders........................................................56
Section 9.2.          With Consent of Holders...........................................................57
Section 9.3.          Compliance with Trust Indenture Act...............................................59
Section 9.4.          Revocation and Effect of Consents and Waivers.....................................59
Section 9.5.          Notation on or Exchange of Securities.............................................59
Section 9.6.          Trustee to Sign Amendments........................................................60

                                                         ARTICLE TEN
                                             REPAYMENT AT THE OPTION OF HOLDERS

Section 10.1.         Applicability of Article..........................................................60

                                                        ARTICLE ELEVEN
                                                         SINKING FUNDS

Section 11.1.         Applicability of Article..........................................................60
Section 11.2.         Satisfaction of Sinking Fund Payments with Securities.............................61
Section 11.3.         Redemption of Securities for Sinking Fund.........................................61

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Note: This table of contents shall not, for any purpose, be deemed to be a part of this Indenture.

                                                    ARTICLE TWELVE
                                               CONVERSION OF SECURITIES
Section 12.1.         Applicability of Article..........................................................62
Section 12.2.         Exercise of Conversion Privilege..................................................62
Section 12.3.         Fractional Interests..............................................................63
Section 12.4.         Adjustment of Conversion Price....................................................64
Section 12.5.         Continuation of Conversion Privilege in Case of Merger,
                      Consolidation or Sale of Assets...................................................66
Section 12.6.         Notice of Certain Events..........................................................68
Section 12.7.         Taxes on Conversion...............................................................68
Section 12.8.         Company to Provide Stock..........................................................69
Section 12.9.         Disclaimer of Responsibility for Certain Matters..................................69
Section 12.10.        Return of Funds Deposited for Redemption of Converted
                      Securities........................................................................70

                                                    ARTICLE THIRTEEN
                                                      MISCELLANEOUS

Section 13.1.         Trust Indenture Act Controls......................................................70
Section 13.2.         Notices...........................................................................70
Section 13.3.         Communication by Holders with Other Holders.......................................72
Section 13.4.         Certificate and Opinion as to Conditions Precedent................................72
Section 13.5.         Statements Required in Certificate or Opinion.....................................72
Section 13.6.         Rules by Trustee and Agents.......................................................73
Section 13.7.         Legal Holidays....................................................................73
Section 13.8.         No Recourse Against Others........................................................73
Section 13.9.         Governing Law.....................................................................73
Section 13.10.        No Adverse Interpretation of Other Agreements.....................................73
Section 13.11.        Successors........................................................................73
Section 13.12.        Severability......................................................................73
Section 13.13.        Multiple Originals................................................................74
Section 13.14.        Table of Contents; Headings.......................................................74
Section 13.15.        Securities in Foreign Currencies..................................................74

                                                    ARTICLE FOURTEEN
                                                 GUARANTEE OF SECURITIES

Section 14.1.         Guarantee.........................................................................74
Section 14.2.         Execution and Delivery of Guarantee...............................................76
Section 14.3.         Additional Guarantors.............................................................76

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Note: This table of contents shall not, for any purpose, be deemed to be a part of this Indenture.

Section 14.4.         Release of a Guarantor............................................................77
Section 14.5.         Waiver of Subrogation.............................................................77
Section 14.6.         Guarantee Provisions Solely to Define Relative Rights.............................78
Section 14.7.         Reliance on Judicial Order or Certificate of Liquidating Agent
                      Regarding Dissolution, Etc. of Guarantors.........................................78
Section 14.8.         Article Fourteen Applicable to Paying Agents......................................79
Section 14.9.         No Suspension of Remedies.........................................................79

SIGNATURES..............................................................................................80

EXHIBIT A             Senior Guarantee

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Note: This table of contents shall not, for any purpose, be deemed to be a part of this Indenture.

           Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of ___________, 1998

Trust Indenture                                                                         Indenture
  Act Section                                                                            Section
---------------                                                                         ----------
ss.310   (a)(1).......................................................................      7.10
         (a)(2).......................................................................      7.10
         (a)(3).......................................................................      N.A.
         (a)(4).......................................................................      N.A.
         (b)..........................................................................      7.8, 7.10, 13.2
         (c)..........................................................................      N.A.
ss.311   (a)..........................................................................      7.11
         (b)..........................................................................      7.11
         (c)..........................................................................      N.A.
ss.312   (a)..........................................................................      2.4
         (b)..........................................................................      13.3
         (c)..........................................................................      13.3
ss.313   (a)..........................................................................      7.6
         (b)(1).......................................................................      N.A.
         (b)(2).......................................................................      7.6
         (c)..........................................................................      7.6, 13.2
         (d)..........................................................................      7.6
ss.314   (a)..........................................................................      4.4, 13.2
         (b)..........................................................................      N.A.
         (c)(1).......................................................................      13.4
         (c)(2).......................................................................      13.4
         (c)(3).......................................................................      N.A.
         (d)..........................................................................      N.A.
         (e)..........................................................................      13.5
         (f)..........................................................................      N.A.
ss.315   (a)..........................................................................      7.1(b)
         (b)..........................................................................      7.5, 13.2
         (c)..........................................................................      7.1(a)
         (d)..........................................................................      7.1(c)
         (e)..........................................................................      6.11
ss.316   (a) (last sentence)..........................................................      2.8
         (a)(1)(A)....................................................................      6.5
         (a)(1)(B)....................................................................      6.4
         (a)(2).......................................................................      N.A.
         (b)..........................................................................      6.7
ss.317   (a)(1).......................................................................      6.8
         (a)(2).......................................................................      6.9
         (b)..........................................................................      4.3
ss.318   (a)..........................................................................      13.1

------------------------------------


Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

         INDENTURE dated as of ________________, 1998 between B. SHEHADI & SONS, INC., a New Jersey corporation, BENTLEY MILLS, INC., a Delaware corporation, BENTLEY ROYALTY COMPANY, a Nevada corporation, COMMERCIAL FLOORING SYSTEMS, INC., a Pennsylvania corporation, CONGRESS FLOORING CORP., a Massachusetts corporation, FLOORING CONSULTANTS, INC., an Arizona corporation, GUILFORD (DELAWARE), INC., a Delaware corporation, GUILFORD OF MAINE, INC., a Nevada corporation, GUILFORD OF MAINE DECORATIVE FABRICS, INC., a Nevada corporation, GUILFORD OF MAINE FINISHING SERVICES, INC., a Nevada corporation, GUILFORD OF MAINE MARKETING CO., a Nevada corporation, INTEK, INC., a Georgia corporation, INTEK MARKETING CO., a Nevada corporation, INTERFACE AMERICAS, INC., a Georgia corporation, INTERFACE AMERICAS SERVICES, INC., a Georgia corporation, INTERFACE ARCHITECTURAL RESOURCES, INC. (formerly C-Tec, Inc.), a Michigan corporation, INTERFACE ASIA-PACIFIC, INC., a Georgia corporation, INTERFACE EUROPE, INC., a Delaware corporation, INTERFACE FLOORING SYSTEMS, INC., a Georgia corporation, INTERFACE HOLDING COMPANY, a Nevada corporation, INTERFACE, INC., a corporation incorporated under the laws of the State of Georgia, INTERFACE INTERIOR FABRICS, INC. (formerly Guilford of Maine, Inc.), a Delaware corporation, INTERFACE LICENSING COMPANY, a Nevada corporation, INTERFACE ROYALTY COMPANY, a Nevada corporation, INTERFACE SPECIALTY RESOURCES, INC., a Nevada corporation, LASHER/WHITE CARPET COMPANY, INC., a New York corporation, PRINCE STREET ROYALTY COMPANY, a Nevada corporation, PRINCE STREET TECHNOLOGIES, LTD., a Georgia corporation, QUAKER CITY INTERNATIONAL, INC., a Pennsylvania corporation, RE:SOURCE AMERICAS ENTERPRISES, INC., a Georgia corporation, SUPERIOR/REISER FLOORING RESOURCES, INC., a Texas corporation, TOLTEC FABRICS, INC., a Georgia corporation, (collectively, the "Guarantors") and First Union National Bank, a national banking association (the "Trustee").

         Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's Securities issued hereunder:

                                   ARTICLE ONE

                       DEFINITIONS AND OTHER PROVISIONS OF
                               GENERAL APPLICATION

Section 1.1.        Definitions.

         "Additional Amounts" shall mean any additional amounts that are required by a Security or by or pursuant to a Board Resolution, under circumstances specified therein, to be paid by the Company in respect of certain taxes imposed on certain Holders, or as otherwise specified in the terms of such Security established pursuant to Section 2.1, and that are owing to such Holders.

         "Affiliate" of any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.

For the purposes of this definition, "control," (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any specified Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise. The Trustee may request and conclusively rely on an Officers' Certificate to determine whether any Person is an Affiliate of the Company.

         "Agent" shall mean any Registrar or Paying Agent or authenticating agent or co-registrar.

         "Asset Value" means, with respect to any Property or asset of the Company or any of its Subsidiaries, an amount equal to the greater of (i) the book value of such Property or asset as established in accordance with GAAP or
(ii) the fair market value of such Property or asset as determined in good faith by the board of directors (or equivalent governing body in the case of any foreign Subsidiary) of such Person.

         "Attributable Liens" means in connection with a sale and lease-back transaction, the lesser of (a) the fair market value of the assets subject to such transaction and (b) the present value (discounted at a rate per annum equal to the average interest borne by all outstanding Securities determined on a weighted average basis and compounded semiannually) of the obligations of the lessee for rental payments during the term of the related lease.

         "Authorized Newspaper" means a newspaper printed in the English language or in the official language of the country of publication and customarily published at least once a day on each Business Day in each calendar week and of general circulation in New York, New York or in any other place as expressly required in this Indenture, whether or not such newspaper is published on Legal Holidays, or, with respect to the Securities of any series, such other newspapers as may be specified in or pursuant to the Board Resolution of the Company or supplement to this Indenture pursuant to which such series of Securities is issued. Whenever, under the provisions of this Indenture or such Board Resolution, two or more publications of a notice or other communication are required or permitted, such publications may be in the same or different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day. If, because of temporary or permanent suspension of publication or general circulation of any newspaper or for any other reason, it is impossible or impracticable to publish any notices required by this Indenture or a Board Resolution in the manner provided, then such publication in lieu thereof or such other notice as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

         "Bank Receivables Agreement" means the Receivables Sale Agreement dated as of December 27, 1996 (the "1996 Bank Receivables Agreement"), among Interface Securitization Corporation, the Company, certain financial institutions parties thereto, and Canadian Imperial Bank of Commerce, as Administrative Agent, as such agreement, in whole or in part, may from time to time be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented or otherwise modified, whether with the same or any other Person(s) as purchaser(s), lender(s) or agent(s) (including, without limitation, any successive renewals, extensions, substitutions, refinancings, restructurings, replacements, supplements or other modifications of the foregoing, whether with the same or any other Person), provided that the sales of receivables pursuant to any such Bank Receivables Agreement are on non-recourse terms not materially less favorable to the Company and its Subsidiaries as provided for in the 1996 Bank Receivables Agreement and that the aggregate amount of sales under such Bank Receivables Agreement and the Receivables Sales Agreement at any one time outstanding shall not exceed a total of $100,000,000.

         "Bankruptcy Law" shall mean Title 11 of the United States Code or any similar federal or state law for the relief of debtors.

         "Bearer Security" means any Security in the form established pursuant to Section 2.1 hereunder which is payable to the bearer thereof.

         "Board" or "Board of Directors" shall mean the Board of Directors of the Company or any duly authorized committee of such Board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company as properly adopted by the Board of Directors and in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions and trust companies in the City of New York, State of New York, or Atlanta, Georgia are authorized or obligated by law, regulation or executive order to close.

         "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person's capital stock, and rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

         "Capitalized Lease Obligation" shall mean any obligation under a lease of (or other agreement conveying the right to use) any Property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and the amount of any such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

         "Class A Common Stock" shall mean the Class A Common Stock, $.10 par value per share, of the Company.

         "Commission" shall mean the Securities and Exchange Commission.

         "Common Stock" means, with respect to any Person, any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or nonvoting) of, such Person's common stock, whether outstanding at the Issue Date or issued after the Issue Date, and includes, without limitation, all series and classes of such common stock.

         "Company" shall mean the Person named as the "Company" in the first paragraph of this Indenture, until a successor Person replaces it pursuant to the applicable provisions of this Indenture and, thereafter, "Company" means such successor.

         "Company Request" or "Company Order" shall mean a written request or order signed in the name of the Company by its Chairman of the Board, its President, an Executive Vice President, a Senior Vice President or a Vice President, and by any one of its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Consolidated Net Assets" means as of any particular time the aggregate amount of assets after deducting therefrom all current liabilities except for
(a) notes and loans payable, (b) current maturities of long-term debt and (c) current maturities of obligations under capital leases, all as set forth on the most recent consolidated balance sheet of the Company and its consolidated Subsidiaries and computed in accordance with GAAP.

         "Consolidated Net Worth" shall mean, with respect to any Person at any date, the consolidated stockholders' equity of such Person and its Subsidiaries, as determined from time to time in accordance with GAAP.

         "Consolidation" shall mean, with respect to any Person, the consolidation of the accounts of such Person if and to the extent the accounts of such Person and each of its Subsidiaries would normally be consolidated with those of such Person, all in accordance with GAAP. The term "consolidated" shall have a similar meaning.

         "Corporate Trust Office of the Trustee" shall mean the corporate trust office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which on the date hereof is located in Atlanta, Georgia.

         "Coupon" shall mean any interest coupon appertaining to a Bearer Security.

         "Credit Agreements" means, collectively, (i) the Second Amended and Restated Credit Agreement dated as of June 25, 1997, among the Company, certain Subsidiaries of the Company, the banks and other lending institutions parties thereto, SunTrust Bank, Atlanta, as Co-Agent and Collateral Agent, and The First National Bank of Chicago, as Co-Agent, (ii) the Amended and Restated Letter of Credit Agreement dated as of June 25, 1997, among the Company, certain Subsidiaries of the Company, the banks and other lending institutions parties thereto, and SunTrust Bank, Atlanta, as Domestic Agent and Collateral Agent, and
(iii) the Term Loan Agreement, dated as of June 25, 1997, among the Company, the banks and other lending institutions parties thereto, SunTrust Bank, Atlanta, as Administrative Agent and Collateral Agent, and The First National Bank of Chicago, as Syndication Agent, in each case as such agreement, in whole or in part, may from time to time be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented or otherwise modified (including, without limitation, any successive renewals, extensions, substitutions, refinancings, restructurings, replacements, supplementations or other modifications of the foregoing), and whether with the present lenders of any other lenders.

         "Currency Agreement" shall mean, with respect to any Person, any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect such Person or any of its Subsidiaries against fluctuations in currency values.

         "Default" shall mean any event that is, or after notice or passage of time or both would be, an Event of Default as defined in Section 6.1 of this Indenture.

         "Depository" or "U.S. Depository" shall mean, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more global Securities, the Person designated as U.S. Depository pursuant to Section 2.1, which shall be a banking institution or a trust company with a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and shall be registered as a clearing agency under the Exchange Act, and, if so provided pursuant to Section
2.1 with respect to the Securities of any series, any successor to such Person. If at any time there is more than one such Person, "Depository" or "U.S. Depository" shall mean, with respect to any series of Securities, the qualifying entity which has been appointed with respect to the Securities of that series.

         "Designated Senior Indebtedness" shall have the meaning given such term in the Senior Subordinated Notes Indenture.

         "Eligible Obligations" shall mean obligations as a result of the deposit of which (along with the simultaneous deposit, if any, of money or U.S. Government Obligations or both) the Securities will be rated in the highest generic long-term debt rating category assigned by one or more nationally recognized rating agencies to debt with respect to which the issuer thereof has been released from its obligations to the same extent that the Company has been released from its obligations under this Indenture pursuant to the defeasance provision of this Indenture.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Exempted Debt" means the sum of the following as of the date of determination: (i) Indebtedness of the Company and any of its Subsidiaries secured by Liens not otherwise permitted under the definition "Permitted Liens" in this Section 1.1, and (ii) Attributable Liens of the Company and its Subsidiaries in respect of sale and lease-back transactions entered into after the Issue Date.

         "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, consistently applied, that are applicable to the circumstances as of the date of determination.

         "Guarantee" shall mean each guarantee of the Securities by each Guarantor created pursuant to Article Fourteen.

         "guarantee" means, as applied to any obligation, (i) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts drawn down by letters of credit.

         "Guarantor" means each of B. Shehadi & Sons, Inc., a New Jersey corporation, Bentley Mills, Inc., a Delaware corporation, Bentley Royalty Company, a Nevada corporation, Commercial Flooring Systems, Inc., a Pennsylvania corporation, Congress Flooring Corp., a Massachusetts corporation, Flooring Consultants, Inc., an Arizona corporation, Guilford (Delaware), Inc., a Delaware corporation, Guilford of Maine, Inc., a Nevada corporation, Guilford of Maine Decorative Fabrics, Inc., a Nevada corporation, Guilford of Maine Finishing Services, Inc., a Nevada corporation, Guilford of Maine Marketing Co., a Nevada corporation, Intek, Inc., a Georgia corporation, Intek Marketing Co., a Nevada corporation, Interface Americas, Inc., a Georgia corporation, Interface Americas Services, Inc., a Georgia corporation, Interface Architectural Resources, Inc. (formerly C-Tec, Inc.), a Michigan corporation, Interface Asia-Pacific, Inc., a Georgia corporation, Interface Europe, Inc., a Delaware corporation, Interface Flooring Systems, Inc., a Georgia corporation, Interface Holding Company, a Nevada corporation, Interface Interior Fabrics, Inc. (formerly Guilford of Maine, Inc.), a Delaware corporation, Interface Licensing Company, a Nevada corporation, Interface Royalty Company, a Nevada corporation, Interface Specialty Resources, Inc., a Nevada corporation, Lasher/White Carpet Company, Inc., a New York corporation, Prince Street Royalty Company, a Nevada corporation, Prince Street Technologies, Ltd., a Georgia corporation, Quaker City International, Inc., a Pennsylvania corporation, Re:Source Americas Enterprises, Inc., a Georgia corporation, Superior/Reiser Flooring Resources, Inc., a Texas corporation, Toltec Fabrics, Inc., a Georgia corporation, and each other Material U.S. Subsidiary and shall include any successor replacing such Person pursuant to this Indenture, and thereafter means such successor.

         "Guilford Equipment Lease" means the Master Equipment Lease Agreement dated as of June 30, 1995, between Fleet Credit Corporation and Guilford of Maine, Inc., relating to the leasing of various textile manufacturing equipment in aggregate amount (acquisition costs) of not more than $19,000,000, as such agreement, in whole or in part, may from time to time be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented or otherwise modified, whether with the same or any other Person(s) as lessor(s) or lender(s) (including, without limitation, any successive renewals, extensions, substitutions, refinancings, restructurings, replacements, supplements or other modifications of the foregoing).

         "Holder," "Securityholders" or "Holders of Securities" or other similar term shall mean, with respect to a Registered Security, the Person in whose name a particular Security shall be registered on the books of the Registrar kept for that purpose in accordance with the terms hereof and, with respect to a Bearer Security or any coupon, the bearer thereof, and the word "majority," used in connection with the term "Holder," "Securityholders" or "Holder of Securities" or other similar term, shall signify the "majority in principal amount" whether or not so expressed.

         "incur" shall mean, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person (and "incurrence," "incurred," "incurrable," and "incurring" shall have meanings correlative to the foregoing); provided that a change in GAAP that results in an obligation of such Person that exists at such time becoming Indebtedness shall not be deemed an incurrence of such Indebtedness.

         "Indebtedness" shall mean, with respect to any Person, without duplication, (a) all liabilities of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities incurred in the ordinary course of business and which are not overdue by more than 90 days, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit, banker's acceptance or other similar credit transaction; (b) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments; (c) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade accounts payable arising in the ordinary course of business; (d) all obligations of such Person arising under Capitalized Lease Obligations; (e) all Indebtedness referred to in the preceding clauses of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness (the amount of such obligation being deemed to be the lesser of the value of such property or asset or the amount of the obligation so secured); (f) all guarantees of Indebtedness referred to in this definition by such Person; (g) all Redeemable Capital Stock of such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued dividends; (h) all obligations under or in respect of Currency Agreements and Interest Rate Protection Obligations of such Person; and
(i) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (a) through (h) above. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value shall be determined in good faith by the board of directors of the issuer of such Redeemable Capital Stock.

         "Indenture" shall mean this Indenture as amended, modified or supplemented from time to time.

         "Interest Rate Protection Agreement" means, with respect to the Company or any of its Subsidiaries, any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include without limitation, interest rate swaps, caps, floors, collars and similar agreements.

         "Interest Rate Protection Obligations" mean the obligations of any Person pursuant to an Interest Rate Protection Agreement.

         "Interest Swap Obligations" shall mean the obligations of any Person pursuant to any interest rate swap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect such Person or any of its Subsidiaries against fluctuations in interest rates.

         "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor federal income tax laws.

         "Issue Date" shall mean the first date on which a Security is authenticated by the Trustee pursuant to this Indenture.

         "Legal Holiday" shall mean a Saturday, a Sunday or a day on which banking institutions and trust companies in the City of New York, State of New York or Atlanta, Georgia are authorized or obligated by law, regulation or executive order to close.

         "Lien" shall mean any mortgage, pledge, security interest, lien, charge, hypothecation, assignment, deposit arrangement, title retention, preferential right, trust or other arrangement having the practical effect of the foregoing and shall include the interest of a vendor or lessor under any conditional sale agreement, capitalized lease or other title retention agreement.

         "Material Subsidiary" means each Subsidiary, now existing or hereinafter established or acquired, that has or acquires total assets in excess of $10,000,000, or that holds any fixed assets material to the operations or business of another Material Subsidiary.

         "Material U.S. Subsidiary" means each Material Subsidiary that is incorporated in the United States or any State thereof.

         "Maturity," when used with respect to any Security, shall mean the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.

         "Minority Interest" shall mean any shares of stock of any class of a Subsidiary that are not owned by the Company or a Subsidiary.

         "Officer" shall mean the Chairman of the Board of Directors, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Chief Financial Officer, the Treasurer, the Secretary or the Controller of the Company or a Guarantor, as the case may be.

         "Officers' Certificate" shall mean a certificate signed by two Officers or by an Officer and an Assistant Treasurer or Assistant Secretary of the Company or a Guarantor, as the case may be, that shall comply with applicable provisions of this Indenture, and delivered to the Trustee.

         "Opinion of Counsel" shall mean a written opinion from a Person's legal counsel (who may be an employee of or counsel to such Person or the Trustee) who is reasonably acceptable to the Trustee.

         "Original Issue Discount Security" shall mean any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof after an Event of Default.

         "Periodic Offering" shall mean an offering of Securities of a series from time to time the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the maturity or maturities thereof, the original issue date or dates thereof, the redemption provisions, if any, and any other terms specified as contemplated by Section 2.1 with respect thereto, are to be determined by the Company, or one or more of the Company's agents designated in an Officers' Certificate, upon the issuance of such Securities.

         "Permitted Liens" shall mean, with respect to any Person:


                    (a) Liens existing on the date hereof;

                    (b) Liens for taxes, assessments or governmental charges or claims either (a) not delinquent or (b) contested in good faith by appropriate proceedings and as to which the Company or any of its Subsidiaries shall have set aside on its books such reserves as may be required pursuant to GAAP;

                    (c) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen and repairmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made in respect thereof;

                    (d) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance or other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

                    (e) judgment Liens not giving rise to an Event of Default so long as such Lien is adequately bonded and any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

                    (f) easements, rights-of-way, zoning restrictions and other similar charges or encumbrances in respect of real Property not interfering in any material respect with the ordinary conduct of the business of the Company or any of its Subsidiaries;

                    (g) any interest or title of a lessor under any Capitalized Lease Obligation or operating lease;

                    (h) purchase money Liens to finance the acquisition or construction of Property or assets of the Company or any Subsidiary of the Company acquired or constructed in the ordinary course of business; provided, however, that (i) the related purchase money Indebtedness shall not be secured by any Property or assets of the Company or any Subsidiary of the Company other than the Property and assets so acquired or constructed and (ii) the Lien securing such Indebtedness either (x) exists at the time of such acquisition or construction or
         (y) shall be created within 90 days of such acquisition or construction;

                    (i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

                    (j) Liens on any Property securing the obligations of the Company or any Subsidiaries in respect of letters of credit issued by the lenders under the Credit Agreements and as permitted under the Credit Agreements in support of industrial development revenue bonds;

                    (k) Liens, if any, that may be deemed to have been granted in connection with accounts receivable or interests in accounts receivable of the Company or any Subsidiary as a result of the assignment thereof pursuant to the Receivables Sale Agreement or the Bank Receivables Agreement;

                    (l) Liens, if any, arising under the Guilford Equipment Lease; and

                    (m) Liens on Property included in the IRB Collateral as may be approved by the Collateral Agent pursuant to the terms of the Amended and Restated Letter of Credit Agreement, dated as of June 25, 1997, referred to in clause (ii) of the definition of "Credit Agreements" in this Section 1.1 (if not defined in this Indenture, all terms used in this paragraph (m) are defined in such Letter of Credit Agreement).

         "Person" shall mean any individual, corporation, partnership, limited partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity.

         "Place of Payment," when used with respect to the Securities of or within any series, means the place or places where the principal of and interest, if any, and any Additional Amounts on the Securities of that series are payable as specified as provided pursuant to Section 2.1.

         "Property" of any Person means all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent consolidated financial statements of the Company and its Subsidiaries under GAAP.

         "Receivables Sale Agreement" means the Receivables Sale Agreement dated as of August 4, 1995 (the "1995 Receivables Sale Agreement") among the Company, Interface Securitization Corporation, Special Purpose Accounts Receivables Cooperative Corporation, and Canadian Imperial Bank of Commerce as servicing agent, as such agreement, in whole or in part, may from time to time be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented or otherwise modified, whether with the same or any other Person(s) as purchaser(s), lender(s) or agent(s) (including, without limitation, any successive renewals, extensions, substitutions, refinancings, restructurings, replacements, supplements or other modifications of the foregoing) provided that the sales of receivables pursuant to any such Receivables Sale Agreement are on non-recourse terms not materially less favorable to the Company and its Subsidiaries as provided for in the 1995 Receivables Sale Agreement and that the aggregate amount of sales under such Receivables Sale Agreement and the Bank Receivables Agreement at any one time outstanding shall not exceed a total of $100,000,000.

         "Redeemable Capital Stock" means any shares of any class or series of Capital Stock that, either by the terms thereof, by the terms of any security into which it is convertible or exchangeable or by contract or otherwise, is or upon the happening of an event or passage of time would be, required to be redeemed prior to the Stated Maturity with respect to the principal of any Security or is redeemable at the option of the holder thereof at any time prior to any such Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to any such Stated Maturity.

         "Redemption Date," when used with respect to any Security to be redeemed, in whole or in part, shall mean the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price" shall mean the amount payable for the redemption of any Security on the Redemption Date, and shall always include interest accrued and unpaid to the Redemption Date and any Additional Amounts payable with respect thereto, unless otherwise specifically provided.

         "Registered Security" shall mean any Security registered on the books of the Registrar kept for that purpose in accordance with the terms hereof.

         "Responsible Officer," when used with respect to the Trustee, shall mean any officer in the corporate trust department of the Trustee or any officer of the Trustee customarily performing functions similar to those performed by any officer in the corporate trust department of the Trustee with respect to a particular corporate matter or any other officer to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

         "Securities" shall mean the debt securities, as amended or supplemented from time to time pursuant to this Indenture, that are issued under this Indenture.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Senior Indebtedness" means the principal of, premium, if any, and interest on any Indebtedness (including the Securities) of the Company, whether outstanding on the Issue Date or thereafter created, incurred or assumed, and whether at any time owing, actually or contingently, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Senior Subordinated Notes. Without limiting the generality of the foregoing, "Senior Indebtedness" shall include the principal of, premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy or insolvency laws, whether or not allowable as a claim in such proceeding) and shall also include reimbursement payments, fees, expenses, indemnities, gross-up payments, and other obligations of every nature from time to time owing, actually or contingently, by the Company in respect of any such amounts owing by the Company or any of its Subsidiaries under the Credit Agreements, the Receivables Purchase Agreement, the Bank Receivables Agreement, the Guilford Equipment Lease, Interest Rate Protection Agreements, Currency Agreements or other extensions of credit to the Company or any of its Subsidiaries from banks or other lending institutions. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (a) Indebtedness that is expressly subordinate or junior in right of payment to any Indebtedness of the Company, (b) Indebtedness which, when incurred and without respect to any election under Section 1111(b) of Title 11 of the United States Code, is without recourse to the Company, (c) Indebtedness which is represented by Redeemable Capital Stock, (d) Indebtedness for goods, materials or services purchased in the ordinary course of business or Indebtedness consisting of trade payables or other current liabilities (other than Indebtedness in respect of any services rendered by or purchased from, or current liabilities owing to, banks or financial institutions or the current portion of any long-term Indebtedness which would constitute Senior Indebtedness but for the operation of this clause
(d)), (e) Indebtedness of or amounts owed by the Company for compensation to employees or for services rendered to the Company, (f) any liability for federal, state, local or other taxes owed or owing by the Company, (g) Indebtedness of the Company to a Subsidiary of the Company or any other Affiliate of the Company or any of such Affiliate's Subsidiaries, (h) that portion of any Indebtedness which, at the time of the incurrence, is incurred by the Company in violation of the Senior Subordinated Notes Indenture and (i) amounts owing under leases (other than Capitalized Lease Obligations and the Guilford Equipment Lease).


         "Senior Subordinated Notes" shall mean, collectively, the unsecured Senior Subordinated Notes Due 2005 issued by Interface, and guaranteed by certain Subsidiaries of Interface, in the aggregate principal amount of $125,000,000 (plus the aggregate principal amount, if any, of such Senior Subordinated Notes issued pursuant to the underwriters' over-allotment option up to a total amount of $18,750,000).

         "Senior Subordinated Notes Indenture" shall mean the Indenture dated as of November 15, 1995, by and among Interface, Bentley, Guilford (Delaware), Inc., Guilford of Maine, Inc., Interface Asia-Pacific, Inc., Interface Europe, Inc., Interface Flooring Systems, Inc., Interface Research Corporation, Pandel, Inc., Prince Street, Rockland React-Rite, Inc., and First Union National Bank of Georgia (now First Union National Bank), pursuant to which Interface issued its Senior Subordinated Notes, as the same has been or may hereafter be amended or supplemented from time to time.

         "Significant Subsidiary" shall have the same meaning as in Rule 1.02(v) of Regulation S-X under the Securities Act of 1933, as amended.

         "Stated Maturity," when used with respect to any Security or any installment of interest thereon, shall mean the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

         "Subsidiary" means, with respect to any Person, any corporation or other entity (including, without limitation, partnerships, joint ventures and associations) regardless of its jurisdiction of organization or formation, at least a majority of the total combined voting power of all classes of voting stock or other ownership interests of which shall, at the time as of which any determination is being made, be owned by such Person, either directly or indirectly through one or more other Subsidiaries.

         "TIA" or "Trust Indenture Act" shall mean the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb), as amended and as in effect on the date of this Indenture, except as provided in Sections 9.1 and 9.3 hereof.

         "Transfer Agent" shall mean any Person, which may be the Company, authorized by the Company to exchange or register the transfer of Securities.

         "Trustee" shall mean the Person named in the first paragraph of this Indenture unless a successor replaces such Person pursuant to the provisions hereunder, and thereafter shall mean such successor.

         "U.S. Government Obligations" shall mean securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America, that, in either case, are not callable or redeemable at the option of the issuer thereof and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt for any amount received by the custodian in respect of the U.S. Government Obligations or the specific payment of interest on or principal of the U.S. Government Obligations evidenced by such depository receipt.

         "Yield to Maturity" means the yield to maturity, computed at the time of issuance of a Security (or, if applicable, at the most recent redetermination of interest on such Security) as set forth in such Security in accordance with generally accepted United States bond yield computation principles.

Section 1.2.        Other Definitions.

                                                                             Defined in
                                    Term                                      Section
                                    ----                                     ----------
                  "Conversion Agent"..............................................2.3

                  "Conversion Price".............................................12.4

                  "covenant defeasance option"....................................8.1

                  "Date of Conversion"...........................................12.2

                  "Event of Default"..............................................6.1

                  "Last Sale Price"..............................................12.3

                  "legal defeasance option".......................................8.1

                  "mandatory sinking fund payment"...............................11.1

                  "optional sinking fund payment"................................11.1

                  "Paying Agent"..................................................2.3

                  "Rights"......................................................12.11

                  "Registrar".....................................................2.3

                  "Securities Custodian"..........................................2.3

                  "Surviving Entity"..............................................5.1

                  "Trading Day".....................................................12.3

Section 1.3.      Incorporation by Reference of Trust Indenture Act.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "indenture securities" means the Securities;

         "indenture security holder" means a Securityholder;

         "indenture to be qualified" means this Indenture;

         "indenture trustee" or "institutional trustee" means the Trustee; and

         "obligor" on the Securities means the Company, any other obligor upon the Securities or any successor obligor upon the Securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule under the TIA and not otherwise defined herein have the meanings so assigned to them.

         In addition, for purposes of Sections 311(b)(4) and 311(b)(6) of the TIA, the following terms shall have the following meanings:

         "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks' or bankers' acceptances and payable upon demand.

         "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

Section 1.4.      Rules of Construction.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a)      a term has the meaning assigned to it;

                  (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (c)      "or" is not exclusive;

                  (d) words in the singular include the plural and words in the plural include the singular;

                  (e) provisions apply to successive events and transactions;

                  (f)      times of day shall refer to City of New York, New
         York time;

                  (g) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                  (h) all references to "$" or dollars shall refer to the lawful currency of the United States of America.

                                   ARTICLE TWO

                                 THE SECURITIES

Section 2.1.      Terms and Forms.

         The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series of Securities and shall bear the title, interest, if any, at the rates and from the dates, shall mature at the times, may be redeemable at the prices and upon the terms, shall be denominated and payable at the place or places and in the currency or currencies (which may be other than United States dollars), including composite currencies, and shall contain or be subject to such other terms as shall be approved by or pursuant to a Board Resolution of the Company or in one or more supplements to this Indenture.

         The Securities of each series shall rank equally and pari passu as to the right of payment of principal and interest, if any, with the Securities of each other series unless such series is subordinate by its terms to the Securities, and with all other Designated Senior Indebtedness. Unless otherwise provided by the terms of the instrument establishing any series of Securities, all Securities of such series shall constitute Designated Senior Indebtedness.

         The Securities of each series hereunder shall be in one or more forms approved from time to time by or pursuant to a Board Resolution of the Company or in one or more supplements to this Indenture establishing the following:

                  (1) the title or designation of the Securities and the series in which such Securities shall be included (which, unless such Securities constitute part of a series of Securities previously issued, shall distinguish the Securities of the series from all other Securities);

                  (2) any limit upon the aggregate principal amount of the Securities of such title or the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 2.5, 2.6, 2.9 or 3.7);

                  (3) if other than 100% of the aggregate principal amount of the Securities are offered, the percentage of the principal amount at which the Series of such Securities will be offered;

                  (4) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities (with or without coupons) or both; any restrictions applicable to the offer, sale or delivery of Bearer Securities and the terms upon which Bearer Securities of the series may be exchanged for Registered Securities of the series; and whether any Securities of the series are to be issuable initially in global form and, if so, (i) whether beneficial owners of interests in any such global Security may exchange such interest for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner specified in Section 2.9 and (ii) the name of the Depository or the U.S. Depository, as the case may be, with respect to any global Security;

                  (5) the date as of which any Bearer Securities of the series and any temporary global Security representing outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

                  (6) if Securities of the series are to be issuable as Bearer Securities, whether interest in respect of any portion of a temporary Bearer Security in global form (representing all of the outstanding Bearer Securities of the series) payable in respect of any date or dates prior to the exchange of such temporary Bearer Security for definitive Securities of the series shall be paid to any clearing organization with respect to the portion of such temporary Bearer Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such date or dates;

                  (7) the date or dates on which the principal of such Securities is payable (or method of determination thereof);

                  (8) the rate or rates at which such Securities shall bear interest, if any, or the method in which such rate or rates are determined, the date or dates from which such interest shall accrue, the dates on which such interest shall be payable and the record date for Holders entitled to the interest payable on Registered Securities on any such date, whether and under what circumstances Additional Amounts on such Securities shall be payable and, if so, whether the Company has the option to redeem the affected Securities rather than pay such Additional Amounts, and the basis upon which interest shall be calculated if other than as otherwise provided in this Indenture;

                  (9) the place or places, if any, in addition to or other than the City of New York, New York, where the principal of and interest on or Additional Amounts, if any, payable in respect of such Securities shall be payable;

                  (10) the period or periods within which, the price or prices at which and the terms and conditions upon which such Securities may be redeemed, in whole or in part, at the option of the Company;

                  (11) the obligation or right, if any, of the Company to redeem or purchase such Securities pursuant to a sinking fund, at the option of a Holder thereof or otherwise and the period or periods within which, the price or prices at which and the terms and conditions upon which such Securities shall be redeemed or purchased in whole or in part, pursuant to such obligation or right, and any provisions for the remarketing of such Securities;

                  (12) the denominations in which Registered Securities of the series, if any, shall be issuable, and the denominations in which Bearer Securities of the series, if any, shall be issuable, in either case if other than as otherwise provided in this Indenture;

                  (13) if other than the principal amount thereof, the portion of the principal amount of such Securities which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.2;

                  (14) if other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency, including composite currencies, in which payment of the principal of or interest, if any, and any Additional Amounts in respect of such Securities shall be payable and whether the Securities of the series may be discharged other than as provided in Article Eight;

                  (15) if the principal of or interest, if any, and any Additional Amounts in respect of such Securities are to be payable, at the election of the Company or a Holder thereof, in a coin or currency, including composite currencies, other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

                  (16) if the amount of payments of principal of or interest, if any, or any Additional Amounts in respect of such Securities may be determined with reference to an index, formula or other method based on a coin or currency other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined;

                  (17) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

                  (18) any terms which may be related to warrants issued by the Company in connection with, or for the purchase of, Securities of such series, including whether and under what circumstances the Securities of any series may be used toward the exercise price of any such warrants;

                  (19) whether the Securities of the series are to be convertible into shares of Class A Common Stock, and the conversion price, conversion period and any conversion provisions other than as provided in Article Twelve;

                  (20) any other events of default or covenants with respect to Securities of such series; and

                  (21) any other terms of such Securities (which terms shall not be inconsistent with the provisions of this Indenture).

         If the form of the Security of any series is approved by or pursuant to a Board Resolution, an Officers' Certificate delivered to the Trustee shall state that all conditions precedent relating to the authentication and delivery of such Security have been complied with and shall be accompanied by a copy of the Board Resolution by or pursuant to which the form of such Security has been approved. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company and the Trustee). Each Security shall be dated the date of its authentication. Each Security may contain any other terms as are not inconsistent with the provisions of this Indenture.

         All Securities of any one series and coupons appertaining to Bearer Securities of such series, if any, shall be substantially identical except as to denomination and the rate or rates of interest, if any, the time or times at which the principal thereof may be payable, the date from which interest, if any, shall accrue and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in the Officers' Certificate hereinabove described or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series or to establish additional terms of such series of Securities.

         The Securities of each series may be issued as Registered Securities without coupons or, if provided by the terms of the instrument establishing such series of Securities, as Bearer Securities, with or without coupons and, in either case, may be issued initially, temporarily or permanently in global form (as provided in Section 2.10). Unless the form of a Security for a series provides otherwise, the Registered Securities shall be issued in denominations of $1,000 or integral multiples thereof and Bearer Securities shall be issuable in the denomination of $5,000.

         Except as otherwise specified as contemplated by this Section 2.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

         If any of the terms of the series are established by action taken by or pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by an authorized officer or other authorized Person on behalf of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth, or providing the manner for determining, the terms of the series.

         With respect to Securities of a series subject to a Periodic Offering, such Board Resolution or Officers' Certificate may provide general terms for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a Company Order or that such terms shall be determined by the Company, or one or more of the Company's agents designated in an Officers' Certificate, in accordance with a Company Order.

Section 2.2.      Execution and Authentication.

         Two Officers shall sign the Securities and the coupons for the Company by manual or facsimile signature. The Company's seal may be reproduced on the Securities, but the Company's seal shall not be required to be included on the Securities.

         If an Officer whose signature is on a Security or coupon no longer holds that office at the time the Security is authenticated by the Trustee, the Security and coupon shall nevertheless be valid.

         The aggregate principal amount of Securities outstanding hereunder at any time shall be unlimited except that such outstanding amount (exclusive of any premium) may not exceed the amount authorized from time to time by the Board of Directors of the Company and except as provided in Section 2.6. Upon receipt of a Company Order for the authentication and delivery of Securities of a series, the Trustee shall authenticate and deliver for original issue Securities of a series as to which an Officers' Certificate of the Company or a supplemental indenture has been delivered to the Trustee pursuant to Section 2.1.

         No Security or any coupon appertaining thereto shall be valid until the Trustee or the authenticating agent referred to below manually signs the certificate of authentication on the Security. Each Registered Security shall be dated the date of its authentication. Bearer Securities and any temporary Bearer Security in global form shall be dated as specified in the Officers' Certificate of the Company or in the supplements to this Indenture contemplated by Section 2.1. The signature of the Trustee or the authenticating agent referred to below shall be conclusive evidence that the Security has been authenticated under this Indenture.

         The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Securities. Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

         Except as permitted by Section 2.6, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and canceled.

         The Trustee's certificate of authentication shall be in the following form:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION
                           Dated
                                 ---------------------
         This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


                                   -------------------------------------------
                                   FIRST UNION NATIONAL BANK, as Trustee

                                   By:
                                       ---------------------------------------
                                        Authorized Officer

         If the forms and terms of the Securities of the series and any related coupons have been established in or pursuant to one or more Officers' Certificates as permitted by Section 2.1 and 2.2, in authenticating such Securities and accepting the additional responsibilities under this Indenture relating to such Securities, the Trustee shall be entitled to receive, and (subject to Section 7.1) shall be fully protected in relying upon an Opinion of Counsel to the effect that:

         (a) the form or forms of such Securities and any coupons have been established in conformity with the provisions of this Indenture;

         (b) the terms (or the manner of determining the terms) of such Securities and any coupons have been established in conformity with the provisions of this Indenture;

         (c) such Securities, together with any coupons appertaining thereto, when completed by appropriate insertions and executed and delivered by the Company to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this

Indenture and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights, to general equitable principles and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities and any coupons;

         (d) all laws and requirements in respect of the execution and delivery by the Company of such Securities, any coupons and supplemental indentures, if any, have been complied with and that authentication and delivery of such Securities and any coupons and the execution and delivery of the supplemental indenture, if any, by the Trustee will not violate the terms of the Indenture;

         (e) the Company has the corporate power to issue such Securities and any coupons, and has duly taken all necessary corporate action with respect to such issuance; and

         (f) the issuance of such Securities and any coupons will not contravene the articles of incorporation or by-laws of the Company or result in any violation of any of the terms or provisions of any law or regulation or of any indenture, mortgage or other agreement known to such counsel by which the Company is bound.

         Notwithstanding the provisions of any other section of this Indenture, with respect to Securities of a series subject to a Periodic Offering, it shall not be necessary to deliver the Officers' Certificate otherwise required or the Company Order and Opinion of Counsel otherwise required pursuant to the preceding two paragraphs prior to or at the time of issuance of each Security, but such documents shall be delivered prior to or at the time of issuance of the first Security of such series.

         The Trustee shall not be required to authenticate and deliver any such Securities if the issuance of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

Section 2.3. Registrar, Paying Agent, Conversion Agent, Depository and Securities Custodian.

         The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency including the office or agency maintained by the Company pursuant to Section 4.2 where Securities may be presented for payment (the "Paying Agent") and, if applicable, an office or agency where the Securities may be presented for conversion (the "Conversion Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents or conversion agents. The term "Paying Agent" includes any additional paying agent, and the term "Conversion Agent" includes any additional conversion agent.

         The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent, Conversion Agent, Depository, Securities Custodian or co-registrar not a party to this Indenture, which agreement shall implement the provisions of this Indenture that relate to such agent and incorporate the terms of the TIA. The Company shall promptly notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar, Paying Agent, Conversion Agent, if applicable, or Securities Custodian, if applicable, the Trustee shall act as such upon reasonable notice thereof and shall be entitled to appropriate compensation therefor pursuant to Section 7.7. The Company or any of its Subsidiaries may act as Paying Agent, Conversion Agent, Registrar, co-registrar or Transfer Agent.

         The Company shall promptly notify the Trustee regarding any change of the Person acting as Registrar, Paying Agent, Conversion Agent or Securities Custodian.

         The Company initially appoints the Trustee as Registrar and Paying Agent in connection with the Securities and the Trustee accepts such appointment.

Section 2.4.      Securityholder Lists.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least 14 Business Days before each interest payment date (and in all events at intervals of not more than six months) and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders. The Company and the Trustee shall otherwise comply with TIA
Section 312(a).

Section 2.5.      Transfer, Registration and Exchange.

         When a Registered Security is presented at an office or agency maintained for that series pursuant to Section 4.2 in proper form for registration of transfer with a request to register a transfer, the Registrar or co-registrar at that office shall register the transfer as requested.

         At the option of the Securityholder, Registered Securities of any series may be exchanged upon surrender to the Registrar or a co-registrar for Registered Securities of the same series of like aggregate principal amount, stated maturity and tenor and of other authorized denominations upon surrender at any office or agency maintained for that series pursuant to Section 4.2.

         If so provided with respect to Securities of a series, at the option of the Holder, Bearer Securities of any such series may be exchanged for Registered Securities of the same series containing identical terms and provisions, of any authorized denominations and aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any office or agency maintained for that series pursuant to Section 4.2, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent for that series harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent for that series any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that except as otherwise provided in Section 4.2, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency maintained for that series pursuant to
Section 4.2 in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on any record date for the payment of interest and any Additional Amounts thereon and before the opening of business at such office or agency on the relevant payment date therefor, such Bearer Security shall be surrendered without the coupon relating to such payment date or proposed date of payment, as the case may be (or if such coupon is so surrendered with such Bearer Security, such coupon shall be returned to the Person so surrendering the Bearer Security), and interest will not be payable on such payment date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

         Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Registrar or co-registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by the Holder thereof or his attorney duly authorized in writing. To permit transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's or co-registrar's request.

         Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 2.1, any global Security shall be exchangeable only if
(i) the Depository or U.S. Depository, as applicable, is at any time unwilling, unable or ineligible to continue as the Depository and a successor Depository, or U.S. Depository as applicable, is not appointed by the Company within 90 days of the date the Company is so informed in writing, (ii) the Company executes and delivers to the Trustee a Company Order to the effect that such global Security shall be so exchangeable, or (iii) an Event of Default has occurred and is continuing with respect to the Securities. If the beneficial owners of interests in a global Security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount and of any authorized form and denomination, as specified as contemplated by Section 2.1, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such global Securities shall be surrendered from time to time by the U.S. Depository or such other Depository as shall be specified in the Company Order with respect thereto, and in accordance with instructions given to the Trustee and the U.S. Depository or such other Depository, as the case may be, which instructions shall be in writing and, if requested by the Trustee, accompanied by an Officers' Certificate of the Company or an Opinion of Counsel, as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities of the same series without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such global Security to be exchanged which shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof (unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, in which case the definitive Securities exchanged for the global Security shall be issuable only in the form in which the Securities are issuable, as specified as contemplated by Section 2.1); provided, however, that no such exchanges may occur (a) for a period of 15 days next preceding the 15th day of any selection of Securities of that series to be redeemed pursuant to
Section 3.3, or to exchange any Securities of a series selected, called or being called for redemption in whole or in part except in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed; and provided, further, that (unless otherwise specified as contemplated by Section 2.1) no Bearer Security delivered in exchange for a portion of a global Security shall be mailed or otherwise delivered to any location in the United States. Promptly following any such exchange in part, such global Security shall be returned by the Trustee to the U.S. Depository or such other Depository referred to above in accordance with the instructions of the Company referred to above. If a Registered Security is issued in exchange for any portion of a global Security after the close of business at the office or agency where such exchange occurs on any record date for the payment of interest or any Additional Amounts thereon, and before the opening of business at such office or agency on the relevant payment date therefor, interest and any Additional Amounts in respect of such Registered Security will not be payable on such payment date, but will be payable on such payment date only to the Person to whom interest or any Additional Amounts in respect of such portion of such global Security is payable in accordance with the provisions of this Indenture.

         No service charge shall be made for any registration of transfer or exchange, or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.9 or 9.5 not involving any transfer.

         The Company shall not be required (a) to issue, register the transfer of, or exchange any Securities of any series for a period of 15 days next preceding the day of any selection of Securities of such series to be redeemed pursuant to Section 3.3, or (b) to register the transfer of or exchange any Securities of any series selected, called or being called for redemption in whole or in part except, in the case of any Registered Security to be redeemed in part, the portion thereof not so to be redeemed or (c) to exchange any Bearer Security so selected for redemption except, to the extent provided with respect to Securities of a series, that such a Bearer Security may be exchanged for a Registered Security of that series, provided that such Registered Security shall be immediately surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities endorsed thereon surrendered upon such registration of transfer or exchange.

         Notwithstanding anything herein or in the forms or terms of any Securities to the contrary, none of the Company, the Trustee or any agent of the Company or the Trustee shall be required to exchange any Bearer Security for a Registered Security if such exchange would result in adverse federal income tax consequences to the Company (such as, for example, the inability of the Company to deduct from its income, as computed for federal income tax purposes, the interest payable on the Bearer Securities) under then-applicable United States federal income tax laws. The Trustee and any such agent shall be entitled to rely on an Officers' Certificate or an Opinion of Counsel in determining such result.

Section 2.6.      Replacement Securities.

         If the Holder of a mutilated or defaced Security or a Security with a mutilated or defaced coupon appertaining to it surrenders such Security to the Trustee or if the Holder of a Security presents evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of the Security or the destruction, loss or theft of a coupon and surrenders the Security to which such coupon appertains with all appurtenant coupons not so lost, stolen or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security of the same series and of like tenor, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security, if the requirements set forth in the next succeeding paragraph are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee or the Company, as the case may be, to protect the Company, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced.

         Upon the issuance of any substitute Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security or coupon which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security or coupon, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security or coupon); provided, however, that the applicant for such payment shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security or coupon and of the ownership thereof.

         Every substitute Security of any series, with coupons, if any, issued pursuant to the provisions of this Section 2.6 by virtue of the fact that any Security is destroyed, lost or stolen or that a coupon appertaining to it is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security or coupon shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by the law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

Section 2.7.      Outstanding Securities.

         The Securities of any series outstanding at any time are all the Securities of such series authenticated and delivered by the Trustee except for those canceled by it, those delivered to it for cancellation, those described in this Section as not outstanding and in the case of any global Securities, the principal amount by which such global Securities have been reduced by the Trustee or the Securities Custodian in accordance with this Indenture.

         If any Security is replaced or paid pursuant to Section 2.6, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser.

         If the principal amount of any Security is considered paid under
Section 4.1 or 8.1, it ceases to be outstanding and interest on it ceases to accrue.

         If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a Redemption Date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Securities of a particular series (or portions thereof) to be redeemed or maturing, as the case may be (and in the case of any Security which is to be redeemed prior to the Maturity thereof, notice of such redemption has been duly given or provision satisfactory to the Trustee has been made for giving such notice), and the Paying Agent is not prohibited from paying such money to Securityholders on that date pursuant to the terms of this Indenture, then on and after that date such Securities of that series (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

         If any Security is canceled by the Trustee or delivered to the Trustee for cancellation, it ceases to be outstanding and interest on it ceases to accrue.

         A Security of any series does not cease to be outstanding because the Company or an Affiliate holds such Security, except as otherwise provided in
Section 2.8 hereof.

         In determining whether the Holders of the requisite principal amount of outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 6.2 and (ii) the principal amount of a Security denominated in a foreign currency or currencies, of the principal amount (or, in the case of an Original Issue Discount Security, the United States dollar equivalent, determined pursuant to Section 13.15, of such Security of the amount determined as provided in (i) above) of such Security.

Section 2.8.      Treasury Securities.

         In determining whether the Holders of the required principal amount of Securities (in the aggregate or with respect to a particular series, in each case only as expressly provided herein) have concurred in any direction, waiver or consent, any Securities owned by the Company or an Affiliate shall be disregarded (including for purposes of determining the outstanding principal amount of Securities or any series of Securities) except that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities that the Trustee knows are so owned shall be so disregarded.

Section 2.9.      Temporary Securities.

         Until definitive Securities of any series are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities upon receipt of the written order of the Company signed by two Officers. Temporary Securities and, if Bearer Securities, temporary coupons, shall be substantially in the form of definitive Securities and, if Bearer Securities, definitive coupons, but may have variations that the Company considers appropriate for temporary Securities, as conclusively evidenced by the Company's preparation of such Securities. Without unreasonable delay, the Company shall prepare and the Trustee, upon receipt of the written order of the Company signed by two Officers, shall authenticate definitive Securities in exchange for temporary Securities. Until such exchange, temporary Securities shall be entitled to the same rights, benefits and privileges as definitive Securities.

Section 2.10.     Securities in Global Form.

         If Securities of a series are issuable in global form, any such Security may provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount or changes in the rights of Holders, of outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein.

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



Section 2.11.     Cancellation.

         The Company at any time may deliver Securities or coupons to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment and any coupons surrendered for payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation and all coupons surrendered for payment and shall destroy canceled Securities in accordance with the usual destruction procedures of the Trustee and deliver evidence of such destruction to the Company, unless the Company directs the Trustee to return such canceled Securities to the Company by written order signed by two Officers. The Company may not issue new Securities to replace Securities that it has redeemed or paid or that have been delivered to the Trustee for cancellation.

Section 2.12.     Defaulted Interest.

         If the Company defaults on a payment of interest or any Additional Amounts on any series of Registered Securities, and so long as the Trustee deems the following procedure practicable, the Company shall pay the defaulted interest and any Additional Amounts to Persons who are Holders of Registered Securities of such series on a subsequent special record date in the following manner. The Company shall fix the special record date (which shall be at least five days before the payment date) for the payment of such defaulted interest and any Additional Amounts on such Securities and the payment date for such defaulted interest. At least 15 days before the special record date, the Trustee shall mail each Holder of Registered Securities a notice that states the special record date, the payment date and the amount of defaulted interest and any Additional Amounts to be paid and such other information as the Trustee, in its discretion, deems appropriate, provided the Company has made arrangements satisfactory to the Trustee for payment of the aggregate amount to be paid on such payment date. On such payment date the Trustee shall pay out of funds provided by the Company such defaulted interest and any Additional Amounts. In case a Bearer Security of any series is surrendered at the office or agency of the Company maintained pursuant to Section 4.2 in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any special record date and before the opening of business at such office or agency on the related proposed date for payment of defaulted interest and any Additional Amounts, such Bearer Security shall be surrendered without the coupon relating to such proposed date of payment and defaulted interest and any Additional amounts will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon on or after such payment date in accordance with the provisions of this Indenture. The Company may pay defaulted interest and any Additional Amounts in any other lawful manner.

Section 2.13.     Persons Deemed Owners.

         Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any Agent may deem and treat the Person in whose name any such Registered Security is registered as the absolute owner of such Registered Security (whether or not such

Security shall be overdue and notwithstanding any notation of the ownership or other writing thereon made by anyone other than the Company, any Registrar or co-registrar) for the purpose of receiving payments of principal of, interest on or any Additional Amounts payable with respect to such Registered Security and for all other purposes whatsoever and neither the Company, the Trustee nor any Agent shall be affected by any notice to the contrary.

         The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon shall be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.

                                  ARTICLE THREE

                                   REDEMPTION

Section 3.1.      Applicability of Article.

         This Article shall apply to the Securities of each series, if any, that by their terms are subject to redemption at the option of the Company or pursuant to the operation of a sinking fund or otherwise are required to be redeemed pursuant to the terms of the Securities. If the terms of any Security shall conflict with any provision of this Article Three, the terms of such Security shall govern.

Section 3.2.      Notices to Trustee.

         If the Company elects to redeem Securities pursuant to the optional redemption provisions, if any, set forth in such Securities, it shall furnish to the Trustee an Officers' Certificate setting forth the paragraph of the Securities of the applicable series pursuant to which the redemption shall occur, the Redemption Date, the principal amount of Securities to be redeemed and the Redemption Price.

         If Securities of any series by their terms are redeemable pursuant to the operation of a sinking fund or pursuant to another mandatory redemption provision of the Securities, the Company shall notify the Trustee by an Officers' Certificate of the amount of the next sinking fund payment or amount required to satisfy such mandatory redemption payment and the portion of such payment which is to be satisfied by delivering and crediting Securities of the same series pursuant to Section 3.6.

         If the Company elects to reduce, pursuant to the terms of such Securities, the principal amount of Securities to be redeemed, it shall notify the Trustee by an Officers' Certificate of the amount of the reduction and the basis for it. If the Company elects to credit against any such redemption Securities of the same series it has not previously delivered to the Trustee for cancellation, it shall deliver the Securities with such Officers' Certificate.

         The Company shall give each notice or Officers' Certificate provided for in this Section at least 45 days (unless a shorter period shall be satisfactory to the Trustee or a longer period required by Section 3.4) but not more than 60 days before the applicable Redemption Date.

         If the Registrar is not the Trustee, the Company shall, concurrently with each notice of redemption or repurchase, cause the Registrar to deliver to the Trustee a certificate (upon which the Trustee may rely) setting forth the principal amounts of Securities held by each Holder.

Section 3.3.      Selection of Securities to Be Redeemed.

         If less than all of the Securities of a series are to be redeemed, the Trustee shall select the Securities to be redeemed on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate. In the event of partial redemption by lot, the particular Securities of a series to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the Redemption Date by the Trustee from the outstanding Securities of such series not previously called for redemption.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed. Securities and portions of Securities selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Securities of a Holder are to be redeemed, the entire outstanding amount of Securities held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Securities called for redemption also apply to the portions of the principal amount of such Securities called for redemption.

Section 3.4.      Notice of Redemption.

         The Trustee shall give notice of a redemption at least 30 days but not more than 60 days before the Redemption Date, with respect to Registered Securities, by mailing a notice of redemption to each Holder of Registered Securities of such series to be redeemed at such Holder's address as it appears on the Securities register maintained by the Registrar and, with respect to Bearer Securities, by publishing in an Authorized Newspaper notice of such redemption on two separate days.

         All notices of redemption shall identify the Securities to be redeemed and shall state:

                  (a)      the Redemption Date;

                  (b)      the Redemption Price, if any;

                  (c)      the name and address of the Paying Agent;

                  (d) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                  (e) the paragraph of the Securities pursuant to which the Securities called for redemption are being redeemed;

                  (f) that, unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date and the only remaining right of the Holders of such Securities is to receive payment of the Redemption Price upon surrender to the Paying Agent of the Securities to be redeemed;

                  (g) if any Security is to be redeemed in part, the portion of the principal amount (equal to $1,000 or any integral multiple thereof) of such Security to be redeemed and that, on or after the Redemption Date, upon surrender of such Security, a new Security or Securities of the same series in aggregate principal amount equal to the unredeemed portion thereof will be issued without charge to the Securityholder;

                  (h) if less than all of the Securities of a series are to be redeemed, the identification of the particular Securities of such series (or portion thereof) to be redeemed, as well as the aggregate principal amount of Securities of such series to be redeemed and the aggregate principal amount of Securities of such series estimated to be outstanding after such partial redemption;

                  (i) that the redemption is from a sinking fund, if such is the case;

                  (j) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all coupons maturing subsequent to the Redemption Date or the amount of any such missing coupon or coupons will be deducted from the Redemption Price unless security or indemnity satisfactory to the Company, the Trustee and any Paying Agent is furnished;

                  (k) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on such Redemption Date, the last date, as determined by the Company, on which such exchanges may be made;

                  (l) the CUSIP number, if any, of each Security to be redeemed. The Trustee shall not be responsible for the correctness or accuracy of any such CUSIP number; and

                  (m) any other information that the Trustee, in its discretion, deems necessary or appropriate including without limitation withholding tax-related information.

         At the Company's request, the Trustee shall give the notice of redemption in the name and at the expense of the Company. The Company shall provide the Trustee with the information required by this Section and shall provide notice of such redemption to the Trustee at least 45 days prior to the Redemption Date (unless a shorter period shall be satisfactory to the Trustee).

Section 3.5.      Effect of Notice of Redemption.

         Once notice of redemption is mailed, Securities of the series called for redemption become due and payable on the Redemption Date at the Redemption Price. Upon surrender to any Paying Agent, such Securities shall be paid at the Redemption Price; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable, in the case of Bearer Securities, to bearers of the coupons for such interest and Additional Amounts upon surrender thereof and, in the case of Registered Securities, to the Holders of such series of Securities, registered as such, at the close of business on the relevant record date for the payment of such installment of interest and Additional Amounts.

         Notice of redemption shall be deemed to be given when mailed or published, as the case may be, whether or not the Holder receives the notice. In any event, failure to give such notice, or any defect therein, shall not affect the validity of the proceedings for the redemption of the Securities.

         If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of each missing coupon or coupons may be waived by the Company and the Trustee if there shall be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent for such Security harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent for such Security any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest (and any Additional Amounts) represented by coupons shall be payable only upon presentation and surrender of these coupons at an office or agency located outside of the United States except as otherwise provided in Section 4.2.

Section 3.6.      Deposit of Redemption Price.

         Prior to the Redemption Date, the Company shall irrevocably deposit with the Trustee or with the Paying Agent (or if the Company or a Subsidiary of the Company is acting as the Paying Agent, set aside, segregate and hold in trust, as provided herein) in immediately available funds money sufficient to pay the Redemption Price on all Securities to be redeemed on that date.

         If the Company complies with the preceding paragraph, then, unless the Company defaults in the payment of such Redemption Price, interest on the Securities to be redeemed will cease to accrue on and after the applicable Redemption Date, whether or not such Securities are presented for payment. If any Security called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest will be paid on the unpaid principal, from the Redemption Date until such principal is paid, and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate provided in the Securities for the applicable series.

         If any Security by its terms permits any sinking fund payment obligation to be satisfied by delivering and crediting Securities, the Company shall deliver such Securities to the Trustee for crediting against such payment obligation in accordance with the terms of such Securities and this Indenture.

Section 3.7.      Securities Redeemed in Part.

         Upon surrender of a Security that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder at the expense of the Company a new Security of the same series equal in principal amount to the unredeemed portion of the Security surrendered.

         If a Security in global form is surrendered upon redemption in part, the Company shall execute, and the Trustee shall authenticate and deliver to the U.S. Depository or other Depository for such Security in global form as shall be specified in the Company Order to the Trustee with respect thereto, without service charge, a new Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered.

                                  ARTICLE FOUR

                                    COVENANTS

         Subject to the provisions of Section 8.1, so long as Securities are outstanding hereunder, the Company covenants for the benefit of the Securityholders that:

Section 4.1.      Payment of Securities.

         The Company will punctually pay the principal of, interest and Additional Amounts, if any, on the Securities on the dates and in the manner provided in the Securities, any coupons appertaining thereto and this Indenture. Principal, interest and any Additional Amounts shall be considered paid on the date due if the Paying Agent (other than the Company or any of its Subsidiaries) holds on that date money sufficient to pay all principal, interest and any Additional Amounts then due.

         Any interest due on and any Additional Amounts payable in respect of Bearer Securities on or before their maturity, in respect of the principal of such a Security, shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.

         The Company shall pay interest on overdue principal and, to the extent lawful, interest on overdue installments of interest or Additional Amounts, if any, at the rate borne by such Securities.

         In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any record date established to determine the Person to whom interest or any Additional Amounts are payable on the next following interest payment date therefor and before the opening of business (at such office or agency) on such interest payment date, such Bearer Security shall be surrendered without the coupon relating to such interest payment date, and interest will not be payable on such interest payment date in respect of the Registered Security issued in exchange of such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

Section 4.2.      Maintenance of Office or Agency for Notices and Demands.

         The Company shall maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series (but not Bearer Securities, except as otherwise provided below, unless such Place of Payment is located outside the United States) may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served.

         If Securities of a series are issuable as Bearer Securities, the Company will maintain (A) in the City of New York, State of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where Securities of that series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related coupons may be presented or surrendered for payment in the circumstances described in the second following paragraph (and not otherwise)
(B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment; provided, however, that, if the Securities of that series are listed on any stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in any required city located outside the United States so long as the Securities of that series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where Securities of that series that are convertible and exchangeable may be surrendered for conversion or exchange, as applicable and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served.

         The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Bearer Securities of that series) at the place specified for that purpose pursuant to Section 2.1.

         Except as otherwise provided in the form of Bearer Security of any particular series pursuant to the provisions of this Indenture, no payment of principal or interest or Additional Amounts on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, payment of principal of and interest in U.S. dollars (including Additional Amounts payable in respect thereof) on any Bearer Security may be made at the office of the Paying Agent in the City of New York, State of New York if (but only if) payment of the full amount of such principal, interest or Additional Amounts at all offices outside the United States maintained for that purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 4.3.      Money for Securities Payments to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent with respect to any series of Securities and any related coupons, it shall, on or before each due date of the principal of, or interest or Additional Amounts on, any of the Securities of that series, segregate and hold in trust for the benefit of the Person entitled thereto a sum sufficient to pay the principal or interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and shall promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities and any related coupons, it shall, on or prior to each due date of the principal of, or interest or Additional Amounts on, any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal or interest and Additional Amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, interest or Additional Amounts, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of its action or failure so to act.

         The Company shall cause each Paying Agent, other than the Trustee, for any series of Securities, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

                  (a) hold all sums held by it for the payment of the principal of or interest or any Additional Amounts on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (b) give the Trustee notice of any Default by the Company in the making of any payment of principal or interest or any Additional Amounts on the Securities of that series; and

                  (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

         Except as otherwise provided in the form of Securities of any particular series pursuant to the provisions of this Indenture, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest or any Additional Amounts on any Security of any series and remaining unclaimed for two years after such principal or interest has or Additional Amounts have become due and payable shall be paid to the Company upon receipt of a Company Order to that effect or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent, with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, or to be mailed to Holders of Registered Securities, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining shall be repaid to the Company.

Section 4.4.      Commission Reports; Reports to Trustee; Reports to Holders.

         So long as any Security is outstanding, the Company will:

                  (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports which the Company may be required to file with the Commission pursuant to Section 13 or

Section 15(d) of the Exchange Act (or copies of such portions thereof as may be prescribed by the Commission by rules and regulations); or, if the Company is not required to file with the Commission information, documents or reports pursuant to either Section 13 or Section 15(d) of the Exchange Act, then the Company will file with the Trustee and mail to the Holders of the Securities, as the names and addresses of such Holders appear upon the register of Securities,
(i) annual reports containing the information required by the Exchange Act to be contained in an Annual Report on Form 10-K, (ii) quarterly reports containing the information required by the Exchange Act to be contained in a Quarterly Report on Form 10-Q and (iii) promptly after the occurrence of an event required to be therein reported, such other reports containing information required by the Exchange Act to be contained in a Current Report on Form 8-K;

              (b) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required by such rules and regulations, including, in the case of annual reports, if required by such rules and regulations, certificates or opinions of independent public accountants, conforming to the requirements of Sections 13.4 and 13.5, as to compliance with conditions or covenants, compliance with which is subject to verification by accountants; and

              (c) mail to the Holders of the Registered Securities, as the names and addresses of such Holders appear upon the register of Securities, in the manner and to the extent provided in Section 7.6, such additional summaries of any information, documents and reports required to be filed with the Trustee pursuant to the provisions of paragraphs (a) and (b) of this Section 4.4 as may be required to be provided to such Holders by the rules and regulations of the Commission under the provisions of the TIA.

Section 4.5.  Compliance Certificates.

         Within 120 days after the close of each fiscal year of the Company ending after the date hereof, the Company shall deliver to the Trustee an Officers' Certificate, one of the signatories of which shall be the Company's principal executive officer, principal financial officer or principal accounting officer, stating that in the course of the performance by the signers of their duties as Officers of the Company they would normally obtain knowledge of any Default by the Company and whether or not they have obtained knowledge of any such Default, and, if so, specifying each such Default of which the signers have knowledge and the nature thereof and what action the Company is taking or proposes to take with respect thereto. The Company shall also comply with TIA
Section 314(a)(4).

Section 4.6.  Corporate Existence.

         Subject to Article Five, the Company will do or cause to be done all things necessary to and will cause each of its Subsidiaries to preserve and keep in full force and effect its corporate existence, material rights (charter and statutory) and franchises of the Company and each of its

Subsidiaries; provided, however, that the Company shall not be required to preserve any such material right or franchise or the corporate existence of any of its Subsidiaries if the Board of Directors shall reasonably determine that
(a) the preservation thereof is no longer desirable in the conduct of the business of the Company or such subsidiary and (b) the loss thereof is not disadvantageous in any material respect to the Holders of the Securities.

Section 4.7.  Limitation on Liens.

         The Company will not, and will not permit any of its Subsidiaries to, create, incur or otherwise cause or suffer to exist or become effective any Liens of any kind upon any of the Property of such Person or any shares of stock or debt of any Subsidiary now owned or hereafter acquired, unless all payments due under this Indenture and the Securities are secured on an equal and ratable basis with the obligation so secured until such time as such obligation is no longer secured by a Lien, except for Permitted Liens.

         Notwithstanding the foregoing, the Company or any Subsidiary may create, incur, suffer or permit to exist Liens which would otherwise be subject to the restriction set forth in the preceding paragraph, if after giving effect thereto and at the time of determination, Exempted Debt does not exceed 10% of Consolidated Net Assets.

Section 4.8.  Limitations on Sale and Lease-Back Transactions.

         The Company will not, nor will it permit any of its Subsidiaries to, sell or transfer any Property, whether now owned or hereafter acquired, and thereafter rent or lease such Property or other Property which the Company or any of its Subsidiaries intends to use for substantially the same purpose or purposes as the Property being sold or transferred, except for such transactions occurring after the Issue Date (i) with respect to Properties first acquired by the Company or any of its Subsidiaries after the Issue Date with the intent at the time of such acquisition that such Properties be the subjects of such transactions, and such transactions are actually consummated within 60 days after the initial acquisition of such Properties, so long as the Asset Value of such Properties do not exceed $25,000,000 in the aggregate, and (ii) with respect to all other Properties in all such other transactions, so long as the Asset Value of such other Properties do not exceed $5,000,000 in the aggregate.

Section 4.9.  Limitation on Guarantees by Subsidiaries.

         The Company will not permit any Subsidiary, directly or indirectly, to assume, guarantee or in any manner become liable with respect to any Indebtedness of the Company or any Guarantor unless such Subsidiary is a Guarantor or simultaneously executes and delivers a supplemental indenture to this Indenture providing for the guarantee of payment of the Securities by such Subsidiary pursuant to the terms of Article Fourteen hereto. In connection with the execution and delivery of the supplemental indenture, such Subsidiary shall execute and deliver a Guarantee substantially in the form of Exhibit A hereto.

Section 4.10. Waiver of Stay; Extension of Usury Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of, or interest on or any Additional Amounts payable with respect to the Securities as contemplated herein or in the Securities, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE FIVE

                                   SUCCESSORS

Section 5.1. When Company May Merge, Etc.

         The Company will not consolidate or merge with or into, or sell, lease, convey or otherwise dispose of all or substantially all of its assets in one transaction or a series of related transactions or assign any of its obligations under this Indenture or the Securities to, any Person or Persons, and the Company will not permit any of its Subsidiaries to enter into any such transaction or series of transactions if such transaction or series of transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the Properties and assets of the Company or the Company and its Subsidiaries, taken as a whole, to any other Person or Persons, unless:

                  (a) the entity formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, lease, conveyance or other disposition or assignment shall have been made (the "Surviving Entity"), is a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia;

                  (b) the Surviving Entity assumes by a supplemental indenture in a form satisfactory to the Trustee all of the obligations of the Company under the Securities and this Indenture; and

                  (c) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

         The Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture.

Section 5.2. Successor Corporation Substituted.

         Upon any consolidation or merger or any sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company or any assignment of its obligations under this

Indenture or the Securities in accordance with Section 5.1, the Surviving Entity shall succeed to, and may be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation has been named as the Company herein, and, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE SIX

                              DEFAULTS AND REMEDIES

Section 6.1 Events of Default.

         "Event of Default" is hereby defined for all purposes of this Indenture and with respect to any series of Securities (except where the term is otherwise defined for specific purposes) as any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) the Company defaults in the payment of any installment of interest on or any Additional Amounts payable in respect of any Security of that series when and as the same shall become due and payable and such failure continues for a period of 30 days;

                  (b) the Company defaults in the payment of the principal of any Security of that series when and as the same shall become due and payable at Stated Maturity, upon redemption or otherwise;

                  (c) the Company fails to perform or observe any of its other covenants, conditions or agreements in this Indenture or in the Securities (other than a covenant, condition or agreement a Default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and such failure continues for a period of 90 days after the date on which written notice of such Default has been given to the Company by the Trustee or to the Company and to the Trustee by the Holders of not less than 25% of the principal amount of the Securities of that series then outstanding under this Indenture;

                  (d) the Company or any Subsidiary defaults in the payment of any scheduled payment of principal of or interest on one or more agreements, instruments, mortgages, bonds, debentures or other evidences of Indebtedness under which the Company or any Subsidiary then has outstanding Indebtedness in an aggregate outstanding principal amount of not less than $25,000,000 and such default has resulted in such Indebtedness becoming, whether by declaration or otherwise, due and payable in full, or a default in any payment when due at final maturity of any such Indebtedness shall occur;

                  (e) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of their Property, or ordering the winding up or liquidation of their affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days;

                  (f) the commencement by the Company or any Significant Subsidiary of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Significant Subsidiary to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Significant Subsidiary, or the filing by the Company or any Significant Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by the Company or any Significant Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Significant Subsidiary or of any substantial part of their Property, or the making by the Company or any Significant Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or any Significant Subsidiary in writing of their inability to pay their debts generally as they become due, or the taking of corporate action by the Company or any Significant Subsidiary in furtherance of any such action; or

                  (g) any other Event of Default provided with respect to Securities of that series.

         The Company must furnish to the Trustee a statement, detailing any Defaults of which it is aware, within five days of becoming aware of the occurrence of any Default.

Section 6.2. Acceleration.

         If an Event of Default specified in Section 6.1(e) or (f) shall occur and be continuing, then the principal of (or, with respect to a series of Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series), and any accrued and unpaid interest on and any Additional Amounts payable in respect of the Securities shall immediately become due and payable without any declaration or other act on the part of the Trustee or any Securityholder. If one or more Events of Default specified in Sections 6.1(a), (b), (c), (d) or (g) with respect to any series of Securities at the time outstanding shall occur and be continuing, then, and in each and every such case, either the Trustee, by notice in writing to the Company, or the Holders of not less than 25% of the principal amount of the Securities of that series then outstanding, by notice in writing to the Company and the Trustee, may declare due and payable, if not already due and payable, the principal of (or, with respect to a series of Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) plus any accrued interest on and any Additional Amounts payable in respect of all of the Securities of that series; and upon any such declaration all such amounts upon such Securities shall become and be immediately due and payable, anything in this Indenture or in the Securities to the contrary notwithstanding. This provision is subject to the condition that if, after any declaration of acceleration and before Stated Maturity of the principal with respect to Securities of any series, all arrears of interest and any Additional Amounts and the expenses of the Trustee, its agents or counsel shall be paid by or for the account of the Company, and all Defaults (other than the payment of principal that has been declared due and payable) have been cured to the satisfaction of the Trustee, then the Trustee shall, upon the written request of the Holders of a majority in principal amount of the Securities of that series, waive such Default and rescind or annul the declaration of acceleration; but no such waiver or rescission or annulment shall extend to or affect any subsequent Default, or impair any right consequent thereon.

Section 6.3. Other Remedies.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of, interest on or any Additional Amounts payable in respect of the Securities of that series or to enforce the performance of any provision of the Securities of that series or this Indenture. The Trustee may maintain a proceeding even if it does not possess any of the Securities of that series or does not produce any of them in the proceeding.

         A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon any Event of Default shall not impair any such right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

Section 6.4. Waiver of Past Defaults.

         Provided the applicable series of Securities shall not then be due and payable by reason of a declaration pursuant to Section 6.2, the Holders of a majority in principal amount of the Securities of any series at the time outstanding may on behalf of the Holders of all the Securities of such series waive any past Default hereunder with respect to such series and its consequences by providing written notice thereof to the Company and the Trustee, except a Default (i) in the payment of interest on, any Additional Amounts payable in respect of or the principal of any Security of such series or (ii) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each outstanding Security of such series affected. In the case of any such waiver, the Company, the Trustee and the Holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; provided that no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

Section 6.5. Control by Majority.

         The Holders of a majority in principal amount of the Securities then outstanding of any series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any power or trust conferred upon the Trustee under this Indenture with respect to the Securities of such series; provided, however, that subject to the provisions of Sections 7.1 and 7.2, the Trustee shall have the right to decline to follow any such direction if the Trustee, advised by counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith shall by Responsible Officers determine that the action or proceeding so directed would involve the Trustee in liability and that the Trustee is not satisfactorily indemnified from the costs thereof.

Section 6.6. Limitation on Suits by Holders.

         No Holder of any Security of any series or any coupon appertaining thereto shall have the right to pursue a remedy with respect to this Indenture or the Securities unless:

                  (a) such Holder gives to the Trustee notice of a continuing Event of Default with respect to Securities of that series;

                  (b) the Holders of at least a majority in principal amount of the Securities of that series make a request to the Trustee to pursue the remedy;

                  (c) such Holder or Holders offer to the Trustee security or indemnity satisfactory to the Trustee against any loss, liability or expense; and

                  (d) the Trustee does not comply with the request within 30 days after receipt of the request and the offer of security or indemnity.

         A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

Section 6.7. Rights of Holders to Receive Payment.

         Notwithstanding any other provision of this Indenture, the right of any Holder of a Security or coupon to receive payment of principal of, interest on and any Additional Amounts payable with respect to the Security or coupon, on or after the respective due dates expressed in the Security or coupon, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 6.8. Collection Suit by Trustee.

         If an Event of Default specified in Section 6.1(a) or (b) occurs and is continuing with respect to the Securities of any series, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal, interest and any Additional Amounts remaining unpaid on such Securities, together with interest on overdue principal and, to the extent lawful, interest on overdue installments of interest and any Additional Amounts, in each case at the rate or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 7.7.

Section 6.9. Trustee May File Proofs of Claim.

         The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its Property and the Trustee shall be entitled and empowered to collect and receive any money or other Property payable or deliverable on any such claims and to distribute it, and any trustee, receiver, liquidator, custodian or other similar official in any such judicial proceedings is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of any claim of any Securityholder in such proceeding.

Section 6.10. Application of Money Collected.

         Any money or Property collected by the Trustee with respect to any series of the Securities under this Article Six shall be paid out by the Trustee in the following order and, in the case of the distribution of moneys on account of principal, interest or any Additional Amounts owing on any Securities of any series, upon presentation of such Securities and coupons appertaining to such Securities in respect of which monies have been collected (except that the Trustee may waive presentation of Registered Securities when interest alone is to be paid), and stamping thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, and upon surrender thereof if fully paid:

         FIRST: To the payment of all reasonable costs and expenses of collection, and reasonable compensation to the Trustee, its agents and counsel, and of all other reasonable expenses, losses, and liabilities incurred, and all advances made, by the Trustee including but not limited to all amounts due to the Trustee under Section 7.7 except as a result of its negligence or bad faith;

         SECOND: In case the principal of the outstanding Securities of such series shall not have become due and be unpaid, to the payment of interest on and any Additional Amounts Payable with respect to such Securities, in the order of the maturity of the installments of such interest and Additional Amounts, with interest, to the extent lawful, upon the overdue installments of interest and Additional Amounts at the rate or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the Persons entitled thereto, without discrimination or preferences;

         THIRD: In case the principal of the outstanding Securities of such series shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon such Securities for principal, interest and any Additional Amounts, with interest at the rate or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities on the overdue principal, and, to the extent lawful, on the overdue installments of interest and Additional Amounts; and in case such monies shall be insufficient to pay in full the whole amount so due and unpaid upon such Securities, then to the payment of such principal, interest and any Additional Amounts, ratably, without preference or priority of any kind, to the aggregate of such principal and accrued and unpaid interest and Additional Amounts; and

         FOURTH: In case the Trustee shall retain possession of any funds after all obligations of the Company hereunder have been fully paid and satisfied, such funds shall be paid to the Company, its successors or assigns.

         The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section. At least 15 days before such record date, the Company shall mail to each Securityholder and the Trustee a notice that states the record date, the payment date and the amount to be paid.

Section 6.11. Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit instituted by the Trustee, a suit instituted by a Holder pursuant to Section 6.7 or a suit instituted by Holders of more than 10% in principal amount of the Securities then outstanding. This
Section 6.11 shall be in lieu of section 315(e) of the TIA and said section 315(e) is hereby expressly excluded from this Indenture, as permitted by the TIA.

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



Section 6.12. Discontinuance or Abandonment of Proceedings.

         If the Trustee or any Holder shall have proceeded to enforce any right under this Indenture, and such proceedings shall have been discontinued or abandoned because of waiver, or for any other reason, or shall have been determined adversely to the Trustee or such Holder, then, and in any such case, the Company and the Trustee and such Holder or Holders shall each be restored to its former position and rights hereunder, and all rights, remedies and powers of the Trustee and the Holders shall continue as though no such proceedings had been taken.

                                  ARTICLE SEVEN

                                     TRUSTEE

Section 7.1.  Duties of Trustee.

         (a) If an Event of Default has occurred and is continuing, the Trustee, subject to paragraph (e) below, shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default:

             (i) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

             (ii) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture.

         However, in the case of any opinions or certificates which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

             (i) This paragraph does not limit the effect of paragraph (b) of this Section 7.1;

             (ii) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

             (iii) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

         (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(a), (b) and (c) of this Section.

         (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

         (g) No provision of this Indenture shall require the Trustee to determine the maximum interest rate permissible under applicable law.

         (h) Every provision of this Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

Section 7.2.  Rights of Trustee.

         Subject to the provisions of TIA Sections 315(a) through 315(d):

                  (a) The Trustee may rely on and shall be protected in acting or refraining from acting on any document reasonably believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate and an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel or such Opinion of Counsel.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within the rights, discretion or powers conferred upon it hereunder; provided, however, that the Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

                  (e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

Section 7.3.  Individual Rights of Trustee.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co-registrar may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

Section 7.4.  Trustee's Disclaimer.

         The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, any Guarantee or the Securities; it shall not be accountable for the Company's use of the proceeds from the sale of the Securities; and it shall not be responsible for any statement of the Company in this Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee's certificate of authentication.

Section 7.5.  Notice of Defaults.

         If a Default occurs with respect to Securities of any series and is continuing and if it is known to the Trustee, the Trustee shall give to each Securityholder of such series a notice of the Default within 90 days after it occurs in the manner and to the extent provided in TIA 313(c), and otherwise as provided in Section 13.2 hereof. Except in the case of a Default in payment of the principal of, interest on or any Additional Amount payable with respect to any Security (including payments pursuant to a redemption or repurchase of the Securities pursuant hereto), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Securityholders.

Section 7.6.  Reports by Trustee to Holders.

         Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Holder of a Registered Security a brief report dated as of such reporting date if required by, and in compliance with, TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c).

         Commencing at the time this Indenture is qualified under the TIA, a copy of each report at the time of its mailing to Securityholders shall be filed with the Commission and each securities exchange, if any, on which the Securities are listed. The Company agrees to notify promptly the Trustee whenever the Securities become listed on any securities exchange and of any delisting thereof.

Section 7.7.  Compensation and Indemnity.

         The Company shall pay to the Trustee from time to time such compensation as shall be agreed to in writing from time to time between the Company and the Trustee for all services rendered by it hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, advances and expenses incurred or made by the Trustee in accordance with any provision of this Indenture. Such expenses shall include the reasonable compensation and the disbursements, advances and expenses of the Trustee's agents and counsel, except to the extent any such disbursement, advance or expense may be attributable to its negligence, bad faith or willful misconduct.

         The Company shall indemnify the Trustee and its directors, officers, agents and employees against any and all loss, liability, damage, claim or expense (including reasonable attorneys' fees and expenses) incurred by it or such officer, director, agent or employee in connection with the acceptance, performance or administration of its duties under this Indenture, except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek such indemnity. The Company shall be entitled to assume the defense of such claim, with counsel reasonably satisfactory to the Trustee; provided, however, that if such claim is made against both the Company and the Trustee and the Trustee shall have reasonably concluded that there may be one or more legal defenses available to it which are different from or in addition to those available to the Company, the Trustee shall have the right to select separate counsel to defend such claim on behalf of the Trustee. In the event that the Company assumes the defense of any such claim, the Company shall have no obligation to pay the fees and expenses of separate counsel for the Trustee (except where the Trustee is entitled to select separate counsel for the reason provided in the immediately preceding sentence) and the Trustee shall cooperate in the defense of such claim. The Company need not pay for any settlement made without its prior written consent. The Company need not reimburse any expense or indemnity against any loss or liability to the extent incurred by the Trustee through its gross negligence, bad faith or willful misconduct.

         The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee or its directors, officers, agents or employees through such Person's own willful misconduct, negligence or bad faith.

         To secure the Company's payment obligations in this Section 7.7, the Trustee shall have a Lien prior to the Securities on all money or Property held or collected by the Trustee other than money or Property held in trust to pay the principal of, interest on or any Additional Amounts payable with respect to particular Securities. The Company's payment obligations pursuant to this Section 7.7 shall survive the resignation or replacement of the Trustee and any termination discharge or defeasance hereunder.

         When the Trustee incurs expenses after the occurrence of an Event of Default specified in Section 6.1(e) or (f), the expenses are intended to constitute expenses of administration under any Bankruptcy Law.

Section 7.8.  Replacement of Trustee.

         The Trustee may resign at any time by so notifying the Company; provided, however, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 7.8. The Holders of a majority in principal amount of the then outstanding Securities may remove the Trustee by so notifying the Trustee and the Company. The Company shall remove the Trustee if:

              (a) the Trustee fails to comply with Section 7.10;

              (b) the Trustee is adjudged bankrupt or insolvent;

              (c) a receiver or public officer takes charge of the Trustee or its Property; or

              (d) the Trustee otherwise becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

         If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to the Securityholders. Each notice shall include the name of the successor Trustee and the address of the Corporate Trust Office of the successor Trustee. The retiring Trustee shall promptly transfer all Property held by it as Trustee to the successor Trustee, subject to the Lien provided for in Section
7.7. Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.

         If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the then outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

Section 7.9.  Successor Trustee by Merger, Etc.

         If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Trustee if it is otherwise eligible hereunder to be such successor Trustee. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any of the Securities shall not have been authenticated by such predecessor Trustee, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force and effect which this Indenture provides for the certificate of authentication of the Trustee; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

Section 7.10. Eligibility; Disqualification.

         The Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. If the Trustee shall cease to be eligible in accordance with this
Section 7.10, the Trustee shall resign immediately in the manner and with the effect specified in this Article.

Section 7.11. Preferential Collection of Claims Against Company.

         The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                  ARTICLE EIGHT

                       DISCHARGE OF INDENTURE; DEFEASANCE

Section 8.1. Discharge of Indenture; Defeasance.

         (a) This Indenture shall cease to be of further effect with respect to a series of Securities and the Company may terminate its obligations under such Securities and the Indenture with respect to such Securities (except that the Company's obligations under Section 7.7 and the Trustee's and the Paying Agent's obligations under Section 8.4 shall survive) if (i) all Securities of such series previously authenticated and issued (other than destroyed, lost or stolen Securities of such series that have been replaced or Securities of such series that are paid pursuant to Section 4.1 or Securities of such series for whose payment money or securities have theretofore been held in trust and thereafter repaid to the Company as provided in Section 8.5) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder with respect thereto; or (ii) (A) the Securities of such series mature within one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving notice of redemption,
(B) the Company irrevocably deposits in trust with the Trustee during such one-year period, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds solely for the benefit of the Holders for that purpose, money or U.S. Government Obligations sufficient (in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee), without consideration of any reinvestment of any interest thereon, to pay the principal of, interest on and any Additional Amounts payable with respect to the Securities of such series to maturity or redemption, as the case may be, and to pay all other sums payable by the Company hereunder with respect to such Securities, (C) no Default or Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit, (D) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound, and (E) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture with respect to such series of Securities have been complied with.

         (b) Subject to Sections 8.1(c), 8.2 and 8.5, the Company at any time may terminate (i) all its obligations under the Securities of any series and this Indenture with respect to such series of Securities ("legal defeasance option") or (ii) its obligations under Article Four (except those obligations set forth in Sections 4.1 and 4.2 thereof) and Section 5.1 with respect to any series of Securities ("covenant defeasance option"). The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option.

         If the Company exercises its legal defeasance option, payment of the Securities of the applicable series may not be accelerated because of an Event of Default.

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



         Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

         (c) Notwithstanding clauses (a) and (b) above, the Company's obligations in Sections 2.3, 2.4, 2.5, 2.6, 7.7 and 8.5 and Article Eleven and Article Twelve and the Trustee's and Paying Agent's obligation under Section 8.4, shall survive until the Securities have been paid in full. Thereafter, the Company's obligations in Sections 7.7 and 8.5 and any Guarantors' obligations in respect thereof and the Trustee's and Paying Agent's obligations under Section
8.4 shall survive.

Section 8.2. Conditions to Defeasance.

         The Company may exercise its legal defeasance option or its covenant defeasance option with respect to a series of Securities only if the following conditions are satisfied:

         (a) the Company has irrevocably deposited or caused to be deposited in trust for the benefit of the Holders of such series with the Trustee or a Paying Agent or a trustee satisfactory to the Trustee and the Company, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee and any such Paying Agent, (i) money in an amount or Eligible Obligations sufficient, or (ii) U.S. Government Obligations or Eligible Obligations that shall be payable as to principal and interest in such amounts and at such times as are sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (without consideration of any reinvestment of such interest), or (iii) any combination thereof in an amount sufficient, to pay the principal of, interest on and any Additional Amounts payable with respect to the outstanding Securities of such series and any mandatory sinking fund or analogous payments thereon on the dates such installments are due to redemption or Stated Maturity, (y) the trustee of the irrevocable trust shall have been irrevocably instructed to pay such money or the proceeds of such U.S. Government Obligations or Eligible Obligations to the Trustee and (z) the Trustee or Paying Agent shall have been irrevocably instructed in writing to apply the deposited money and the proceeds from U.S. Government Obligations or Eligible Obligations in accordance with the terms of this Indenture and the terms of the Securities of such series to the payment of principal of, interest on and any Additional Amounts payable with respect to the Securities of such series;

         (b) such deposit described in clause (a) of this Section 8.2 will not result in a breach or violation of, or constitute a Default under, any other agreement or instrument to which the Company is a party or by which it is bound;

         (c) no Default or Event of Default shall have occurred and be continuing (i) as of the date of such deposit or (ii) insofar as Sections 6.1(d) and 6.1(e) are concerned at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that the condition in this clause (ii) is a condition subsequent and shall not be deemed satisfied until the expiration of such period);

         (d) the Company has paid or caused to be paid all sums currently due and payable by the Company hereunder and under the Securities with respect to such series including but not limited to all amounts due under Section 7.7;

         (e) such defeasance shall not cause or permit any Securities then listed on any national securities exchange to be delisted;

         (f) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for herein relating to the termination by the Company of its obligations as provided in this Section 8.2 have been complied with;

         (g) in the case of the legal defeasance option, the Company has delivered to the Trustee either (i) a ruling received from the Internal Revenue Service to the effect that, or (ii) an Opinion of Counsel who is not an employee of the Company stating that, since the date first set forth hereinabove, there has been a change in the applicable federal income tax law, and based upon either case (i) or (ii) such Opinion of Counsel shall confirm that, the Holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of the Company's exercise of its legal defeasance option under this Section 8.2 and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such legal defeasance option had not been exercised; and

         (h) in the case of the covenant defeasance option, the Company has delivered to the Trustee either (i) a ruling received from the Internal Revenue Service to the effect that, or (ii) an Opinion of Counsel by recognized counsel who is not an employee of the Company stating that, the Holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of the Company's exercise of its covenant defeasance option under this paragraph and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such covenant defeasance option had not been exercised.

Section 8.3. Application of Trust Money.

         The Trustee or a trustee satisfactory to the Trustee and the Company shall hold in trust money, U.S. Government Obligations or Eligible Obligations deposited with it pursuant to Section 8.2. It shall apply the deposited money and the money from U.S. Government Obligations and Eligible Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of, interest on and any Additional Amounts payable with respect to the Securities.

Section 8.4. Repayment to Company.

         The Trustee and the Paying Agent shall promptly turn over to the Company upon written request any money, U.S. Government Obligations or Eligible Obligations held by them in trust pursuant to Section 8.2 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect such defeasance, in accordance with the provisions of this Indenture.

         The Trustee or the Paying Agent shall pay promptly to the Company upon written request any money held by them for the payment of principal, interest or Additional Amounts that remains unclaimed for two years after the date upon which such payment shall have become due, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law (except that with respect to any amounts then held by the Company in trust as its own Paying Agent no such request need be given and at such time the Company shall be discharged from its duties to hold such money in trust as Paying Agent). After payment to the Company, Securityholders entitled to the money must look to the Company for payment as general creditors unless an applicable escheat, unclaimed property or abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

Section 8.5. Reinstatement of Company's Obligations.

         If the Trustee or Paying Agent is unable to apply any money, U.S. Government Obligations or Eligible Obligations in accordance with Section 8.2 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities of the applicable series shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.2 until such time as the Trustee or Paying Agent is permitted to apply all such money, U.S. Government Obligations or Eligible Obligations in accordance with Section 8.2; provided, however, that if the Company has made any payment of interest on, Additional Amounts payable with respect to or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money, U.S. Government Obligations or Eligible Obligations held by the Trustee or Paying Agent.

                                  ARTICLE NINE

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 9.1. Without Consent of Holders.

         The Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto to amend or supplement this Indenture or the Securities

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



with respect to a particular series without prior notice to or the consent of any Securityholder of such series:

                  (a) to cure any ambiguity, omission, defect or inconsistency;

                  (b) to comply with Article Five or to add an additional Guarantor pursuant to Section 14.3;

                  (c) to comply with any requirements of the Commission in connection with the qualification of this Indenture under the TIA as then in effect;

                  (d) to provide for uncertificated Securities in addition to or in place of certificated Securities; provided, however, that the uncertificated Securities are issued in registered form for purposes of
         Section 163(f) of the Internal Revenue Code or in a manner such that the uncertificated Securities are described in Section 163(f)(2) of the Internal Revenue Code;

                  (e) to make any change that does not materially adversely affect the legal rights of any Securityholder under this Indenture as then in effect;

                  (f) to secure the Securities and to make intercreditor arrangements with respect to any such security, unless the incurrence of such obligations or the security thereof is prohibited by this Indenture;

                  (g) to evidence or to provide for a replacement Trustee under
         Section 7.8; or

                  (h) to add to the covenants and agreements of the Company for the benefit of all of the Holders of all of the Securities with respect to a series (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are being included solely for the benefit of such series) and to surrender any right or power herein reserved to the Company.

         After an amendment or supplement under this Section becomes effective, the Company shall give to Securityholders a notice briefly describing the substance thereof in the manner as provided in Section 13.2. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of any supplemental indenture.

Section 9.2. With Consent of Holders.

         The Company, when authorized by a Board Resolution, and the Trustee may enter into one or more supplemental indentures to amend or supplement this Indenture or the Securities with respect to a particular series with the written consent of the Holders of a majority of the principal amount of the then outstanding Securities of such series. The Holders of a majority in principal amount of the then outstanding Securities of a particular series may waive compliance by the

Company with any provision of this Indenture or the Securities with respect to such series without prior notice to any other Securityholder.

         Notwithstanding the first paragraph of this Section 9.2, without the consent of each Securityholder affected, an amendment, supplement or waiver under this Section may not:

                  (a) reduce the amount of Securities whose Holders must consent to an amendment or waiver;

                  (b) reduce the rate of or change the time for payment of interest or Additional Amounts, including default interest, on any such Security;

                  (c) reduce the principal of or change the Stated Maturity of any such Security or alter the provisions with respect to redemption pursuant to Section 3.5;

                  (d) make any such Security payable in money other than that stated in such Security;

                  (e) make any change in this paragraph of this Section 9.2;

                  (f) make any change in this Indenture that adversely affects the priority of payment of such Securities; or

                  (g) make any change in Section 6.4 or 6.7.

         It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver but it shall be sufficient if such consent approves the substance thereof.

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has been included solely for the benefit of one or more series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         Any amendment, supplement or waiver shall be effective upon certification to the Trustee by the Company or an agent of the Company that such amendment, supplement or waiver has been authorized by the Company and that the consent of the majority in principal amount of the Securities has been obtained unless such consents specify that they shall become effective at a later date, in which case such amendment, supplement or waiver shall become effective in accordance with the terms of such consent. After an amendment, supplement or waiver under this Section becomes effective with respect to any series of Securities, the Company shall give to Securityholders of such series a notice briefly describing the substance thereof in the manner as provided in Section 13.2.

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



The failure to give such notice to all Securityholders of such series, or any defect therein, shall not impair or affect the validity of any supplemental indenture.

Section 9.3. Compliance with Trust Indenture Act.

         Every amendment or supplement to this Indenture or the Securities or waiver of the provisions hereof or thereof shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

Section 9.4. Revocation and Effect of Consents and Waivers.

         Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Security or portion of the Security if the Trustee receives written notice of revocation before the date the amendment, supplement or waiver becomes effective.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the first sentence of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. Such consent shall be valid or effective only for actions taken within 90 days after such record date.

         After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, subject to the fourth paragraph of Section 9.2 and unless it makes a change described in any of clauses (a) through (g) of Section
9.2. In that case, the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or a portion of a Security that evidences the same debt as the consenting Holder's Security.

Section 9.5. Notation on or Exchange of Securities.

         If a supplemental indenture or amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company shall so determine, the Company in exchange for all such Securities may issue and the Trustee shall authenticate new Securities of the same series that reflect the changed terms. Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment or supplement.

Section 9.6.  Trustee to Sign Amendments.

         Upon the written request of the Company, accompanied by a Board Resolution authorizing the execution of a supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Securityholders if such consent shall be required under Section 9.2, the Trustee shall sign any supplemental indenture authorized pursuant to this Article Nine; provided that the Trustee shall not be obligated to sign any supplemental indenture that adversely affects the Trustee's rights, duties, liabilities or immunities. In signing or refusing to sign such supplemental indenture, the Trustee shall be entitled to receive and, in accordance with Sections 7.1 and 7.2, shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms.

                                   ARTICLE TEN

                       REPAYMENT AT THE OPTION OF HOLDERS

Section 10.1. Applicability of Article.

         Securities of any series which are repayable at the option of the Holders thereof before their maturity shall be repaid in accordance with the terms of the Securities of such series. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their maturity shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be canceled. Notwithstanding anything to the contrary contained in this Article Ten, in connection with any repayment of Securities, the Company may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or before the close of business on the repayment date an amount not less than the repayment price payable by the Company on repayment of such Securities, and the obligation of the Company to pay the repayment price of such Securities shall be satisfied and discharged to the extent such payment is so paid by such purchasers.

                                 ARTICLE ELEVEN

                                  SINKING FUNDS

Section 11.1. Applicability of Article.

         The provisions of this Article Eleven shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise permitted or required by any form of Security of such series issued pursuant to this Indenture.

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



         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is referred to in this Article Eleven as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of such series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 11.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 11.2. Satisfaction of Sinking Fund Payments with Securities.

         The Company may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series to be made pursuant to the terms of such Securities as provided for by the terms of such series (1) deliver outstanding Securities of such series (other than any of such Securities previously called for redemption or any of such Securities in respect of which cash shall have been released to the Company), together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and (2) apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such series of Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, provided that such series of Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Securities of any series in lieu of cash payments pursuant to this Section 11.2, the principal amount of Securities of such series to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Securities of such series for redemption, except upon Company request, and such cash payment shall be held by the Trustee or a Paying Agent for Securities of that series and applied to the next succeeding sinking fund payment; provided, however, that the Trustee or such Paying Agent shall at the request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities purchased by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.

Section 11.3. Redemption of Securities for Sinking Fund.

         Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting of Securities of that series pursuant to Section 11.2, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so credited and not theretofore delivered. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section
3.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.4. Such notice having been duly given , the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 3.5 and 3.6.

                                 ARTICLE TWELVE

                            CONVERSION OF SECURITIES

Section 12.1. Applicability of Article.

         The provisions of this Article Twelve shall be applicable to the Securities of any series which are convertible into Class A Common Stock or, if so provided in a Board Resolution, Officers' Certificate or executed supplemental indenture referred to in Section 2.1 by or pursuant to which the form and terms of the Securities of such series were established, cash in lieu thereof, as provided by the terms of the Securities of such series.

Section 12.2. Exercise of Conversion Privilege.

         In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security to the Conversion Agent at any time during usual business hours at its office or agency maintained for the purpose as provided in Section 4.2, accompanied by a fully executed written notice, in substantially the form set forth on the reverse of the Security, that the Holder elects to convert such Security or a stated portion thereof constituting a multiple of $1,000 in principal amount and, if such Security is surrendered for conversion during the period between the close of business on any record date for such Security and the opening of business on the related interest payment date and has not been called for redemption on a Redemption Date within such period (or on such interest payment date), accompanied also by payment of an amount equal to the interest payable on such interest payment date on the portion of the principal amount of the Security being surrendered for conversion. No interest shall be payable on any Security called for redemption which is converted between the record date and the opening of business of the next succeeding interest payment date. Such notice shall also state the name or names (and address) in which the certificate or certificates for shares of Class A Common Stock shall be issued (or to whom payment in cash in lieu of Class A Common Stock shall be made). Securities surrendered for conversion shall (if so required by the Company or the Conversion Agent) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Conversion Agent duly executed by, the Holder or his attorney duly authorized in writing. As promptly as practicable after the receipt of such notice and the surrender of such Security as aforesaid, the Company shall, subject to the provisions of Section 12.7, issue and deliver at such office or agency to such Holder, or on his written order, a certificate or certificates for the number of full shares of Class A Common Stock issuable on conversion of such Security in accordance with the provisions of such Security and cash, as provided in Section 12.3, in respect of any fraction of

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



a share of Class A Common Stock otherwise issuable upon such conversion or, if so provided in a Board Resolution, Officers' Certificate or executed supplemental indenture referred to in Section 2.1 by or pursuant to which the form and terms of the Securities of such Series were established, cash, in lieu of shares of Class A Common Stock. Such conversion shall be at the Conversion Price in effect, and shall be deemed to have been effected, immediately prior to the close of business on the date (herein called the "Date of Conversion") on which such notice in proper form shall have been received by the Conversion Agent and such Security shall have been surrendered as aforesaid, and the Person or Persons in whose name or names any certificate or certificates for shares of Class A Common Stock shall be issuable, if any, upon such conversion shall be deemed to have become on the Date of Conversion the holder or holders of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person or Persons in whose name or names the certificate or certificates for such shares are to be issued, if any, as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open but such conversion shall nevertheless be at the Conversion Price in effect at the close of business on the date when such Security shall have been so surrendered with the conversion notice in proper form. In the case of conversion of a portion, but less than all, of a Security, the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder thereof, at the expense of the Company, a Security or Securities in the aggregate principal amount of the unconverted portion of the Security surrendered. Except as otherwise expressly provided in this Indenture, no payment or adjustment shall be made for interest accrued on any Security (or portion thereof) converted or for dividends or distributions on any Class A Common Stock issued upon conversion of any Security. The right, if any, of a Holder of any Security to cause the Company to redeem, purchase or repay such Security shall terminate upon receipt by the Company of any notice of conversion of such Security.

Section 12.3. Fractional Interests.

         No fractions of shares or scrip representing fractions of shares shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities so surrendered. If any fraction of a share of Class A Common Stock would, except for the provisions of this Section 12.3, be issuable on the conversion of any Security or Securities, the Company shall make payment in lieu thereof in cash equal to the value of such fraction computed on the basis of the Last Sale Price of one share of Class A Common Stock on the most recent Trading Day prior to the Date of Conversion.

         "Last Sale Price" on any Trading Day shall mean (i) the closing price regular way (or, if no closing price is reported the average of the bid and asked prices) as reported on the New York Stock Exchange Composite Tape, or (ii) if on such Trading Day the Class A Common Stock is not listed or admitted to trading on such exchange, the closing price regular way (or, if no closing price is reported the average of the bid and asked prices) on the principal national securities exchange on which the Class A Common Stock is listed or admitted, or
(iii) if not listed or admitted to trading

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



on any national securities exchange on such Trading Day, then the average of the closing bid and asked prices as reported through the National Association of Securities Dealers, Inc. on its NASDAQ National Market System or NASDAQ System or a similar organization if NASDAQ is no longer reporting information, or (iv) if the Class A Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market System or NASDAQ System on such Trading Day, then the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose, or (v) if not quoted by any such organization on such Trading Day, the fair value of such Class A Common Stock on such Trading Day, as determined by the Board of Directors. The term "Trading Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the applicable above mentioned exchanges or markets.

Section 12.4. Adjustment of Conversion Price.

         The "Conversion Price" for a Series of Securities shall be as set forth in a Board Resolution, Officers' Certificate or executed supplemental indenture referred to in Section 2.1 by or pursuant to which the form and terms of the Securities of such Series were established, and shall be subject to adjustment from time to time as follows:

                  (a) In case the Company shall (1) pay a dividend or make a distribution in shares of Class A Common Stock to holders of Class A Common Stock, (2) subdivide its outstanding shares of Class A Common Stock into a greater number of shares of Class A Common Stock, (3) combine its outstanding shares of Class A Common Stock into a smaller number of shares of Class A Common Stock or (4) issue by reclassification of its Class A Common Stock any shares of Capital Stock of the Company, the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Class A Common Stock or other Capital Stock of the Company which he would have owned immediately following such action had such Security been converted immediately prior thereto. An adjustment made pursuant to this subsection (a) shall become effective immediately, except as provided in subsection (e) below, after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If as a result of an adjustment made pursuant to this subsection (a), the Holder of any Security thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of Capital Stock (including shares of Class A Common Stock and other Capital Stock) of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a statement filed with the Trustee) shall determine the allocation of the adjusted Conversion Price between or among shares of such classes of Capital Stock or shares of Class A Common Stock and other Capital Stock.

                  (b) In case the Company shall issue rights or warrants to all holders of Class A Common Stock entitling them (for a period not exceeding 45 days from the date of such issuance) to subscribe for or purchase shares of Class A Common Stock or Securities convertible into Class A Common Stock at a price per share less than the current market price per share (as determined

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



pursuant to subsection (d) below) of the Class A Common Stock on the record date mentioned below, the Conversion Price shall be adjusted to a price, computed to the nearest cent, so that the same shall equal the price determined by multiplying:

                           (1) the Conversion Price in effect immediately prior
                  to the date of issuance of such rights or warrants by

                           (2) a fraction, of which (i) the numerator shall be
                  (A) the number of shares of Class A Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus (B) the number of shares of Class A Common Stock which the aggregate offering price of the total number of shares of Class A Common Stock (or the aggregate conversion price of the convertible securities) so offered for subscription or purchase would purchase at such current market price (determined by multiplying such total number of shares by the exercise price of such rights or warrants and dividing the product so obtained by such current market price), and of which (ii) the denominator shall be (A) the number of shares of Class A Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus
                  (B) the number of additional shares of Class A Common Stock (or into which the convertible securities are convertible) which are so offered for subscription or purchase.

Such adjustment shall become effective immediately, except as provided in subsection (e) below, after the record date for the determination of holders entitled to receive such rights or warrants.

                  (c) In case the Company shall distribute to substantially all holders of Class A Common Stock, evidences of indebtedness, equity securities (including equity interests in the Company's Subsidiaries) other than common stock, or other assets (other than cash dividends paid out of surplus of the Company), or shall distribute to substantially all holders of Class A Common Stock rights or warrants to subscribe for securities (other than those referred to in subsection (b) above) then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided n subsection (d) below) of the Class A Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors, whose determination shall, if made in good faith, be conclusive evidence of such fair market value) of the portion of the assets so distributed or of such subscription rights or warrants applicable to one share of Class A Common Stock, and of which the denominator shall be such current market price per share of the Class A Common Stock. Such adjustment shall become effective immediately, except as provided in subsection (e) below, after the record date for the determination of stockholders entitled to receive such distribution.

                  (d) For the purpose of any computation under subsections (b) and (c) above, the current market price per share of Class A Common Stock on any date shall be deemed to be the average of the Last Sale Prices for the 30 consecutive Trading Days commencing 45 Trading Days before the date in question.

                  (e) In any case in which this Section 12.4 shall require that an adjustment be made immediately following a record date, the Company may elect to defer the effectiveness of such adjustment (but in no event until a date later than the effective time of the event giving rise to such adjustment), in which case the Company shall, with respect to any Security converted after such record date and before such adjustment shall have become effective, (i) defer paying any cash payment pursuant to Section 12.3 or issuing to the Holder of such Security the number of shares of Class A Common Stock and other Capital Stock of the Company issuable upon such conversion in excess of the number of shares of Class A Common Stock and other Capital Stock of the Company issuable thereupon only on the basis of the Conversion Price prior to adjustment and
(ii), not later than five Business Days after such adjustment shall have become effective, pay to such Holder the appropriate cash payment pursuant to Section
12.3 and issue to such Holder the additional shares of Class A Common Stock and other Capital Stock of the Company issuable on such conversion.

                  (f) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% of the Conversion Price; provided that any adjustments which by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment and provided, further, that adjustment shall be required and made in accordance with the provisions of this Article Twelve (other than this subsection (f)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of Securities or Class A Common Stock. All calculations under this Article Twelve shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                  (g) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly (i) file with the Trustee and each Conversion Agent an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment, and (ii) mail or cause to be mailed a notice of such adjustment to each Holder of Securities at his address as the same appears on either the registry books of the Company or in the filings described in
Section 2.4. Anything in this Section 12.4 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Conversion Price, in addition to those required by this Section 12.4, as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights or warrants to purchase stock or securities, or distribution of other assets (other than cash dividends) hereafter made by the Company to its stockholders shall not be taxable.

Section 12.5. Continuation of Conversion Privilege in Case of Merger,
              Consolidation or Sale of Assets.

         If any of the following shall occur, namely: (a) any consolidation or merger of the Company as a result of which the holders of Class A Common Stock shall be entitled to receive stock, other

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



securities or other assets (including cash) with respect to or in exchange for Class A Common Stock; or (b) any sale or conveyance of all or substantially all of the Property or business of the Company as an entirety, then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such consolidation, merger, sale or conveyance, execute and deliver to the Trustee a supplemental indenture (which shall conform to the TIA as in force at the date of the execution thereof) providing that the Holder of each convertible Security then outstanding shall have the right to convert such Security into the kind and amount of shares of stock and other securities and Property (including cash) receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of Class A Common Stock issuable upon conversion of such Security immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Twelve. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and Property (including cash) receivable thereupon by a holder of shares of Class A Common Stock includes shares of stock or other securities and Property (including cash) of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing. The provisions of this Section 12.5 shall similarly apply to successive consolidations, mergers, sales or conveyances.

         Within 30 days after the execution of such supplemental indenture the Company shall give notice of the execution of such supplemental indenture, with respect to Registered Securities affected by such supplemental indenture, by mailing a notice of the execution of such supplemental indenture to each Holder of Registered Securities at such Holder's address as it appears on the Securities register maintained by the Registrar and, with respect to Bearer Securities affected by such supplemental indenture, by publishing in an Authorized Newspaper notice of the execution of such supplemental indenture on two separate days.

         Neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or securities or Property (including cash) receivable by Holders of Securities upon the conversion of their Securities after any such consolidation, merger, sale or conveyance or to any adjustment to be made with respect thereto, but, subject to the provisions of Sections 7.1 and 7.2, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

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Section 12.6. Notice of Certain Events.

         If:

              (a) the Company shall declare a dividend (or any other distribution) payable to the holders of Class A Common Stock otherwise than in cash; or

              (b) the Company shall authorize the granting to the holders of Class A Common Stock of rights to subscribe for or purchase any shares of stock of any class or of any other rights; or

              (c) the Company shall authorize any reclassification or change of the Class A Common Stock (other than a subdivision or combination of its outstanding shares of Class A Common Stock), or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or conveyance of all or substantially all the Property or business of the Company; or

              (d) there shall be authorized or ordered any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

              (e) such other event shall occur as may be specified in any Securities issued pursuant to this Indenture, then, the Company shall cause to be filed at the office or agency maintained for the purpose of conversion of the Securities as provided in Section 4.2, and shall, with respect to Registered Securities convertible into Class A Common Stock, cause to be mailed to each Holder of such Registered Securities, at such Holder's address as it shall appear on the Securities register maintained by the Registrar and, with respect to Bearer Securities convertible into Class A Common Stock, cause to be published in an Authorized Newspaper on two separate days, at least 20 days before the date hereinafter specified (or the earlier of the dates hereinafter specified, in the event that more than one date is specified), a notice stating the date on which (1) a record is expected to be taken for the purpose of such dividend, distribution or rights, or if a record is not to be taken, the date as of which the holders of Class A Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (2) such reclassification, change, consolidation, merger, sale, conveyance, dissolution, liquidation or winding-up is expected to become effective and the date, if any is to be fixed, as of which it is expected that holders of Class A Common Stock of record shall be entitled to exchange their shares of Class A Common Stock for securities or other Property deliverable upon such reclassification, change, consolidation, merger, sale, conveyance, dissolution, liquidation or winding-up.

Section 12.7. Taxes on Conversion.

         The Company will pay any and all documentary, stamp or similar taxes payable to the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of shares of Class A Common Stock on conversion of Securities pursuant thereto; provided, however, that the Company shall not be required to pay any tax which may be payable in

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



respect of any transfer involved in the issue or delivery of shares of Class A Common Stock in a name other than that of the Holder of the Securities to be converted (or payment of cash in lieu thereof to a Person other than such Holder) and no such issue or delivery (or payment) shall be made unless and until the Person requesting such issue or delivery (or payment) has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid. The Company extends no protection with respect to any other taxes imposed in connection with conversion of Securities.

Section 12.8. Company to Provide Stock.

         The Company shall reserve, free from preemptive rights, out of its authorized but unissued shares, sufficient shares to provide for the conversion of convertible Securities from time to time as such Securities are presented for conversion; provided, however, that nothing contained herein shall be construed to preclude the Company from satisfying its obligations in respect of the conversion of Securities by delivery of repurchase shares of Class A Common Stock which are held in the treasury of the Company.

         If any shares of Class A Common Stock to be reserved for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon conversion, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be; provided, however, that nothing in this Section 12.8 shall be deemed to affect in any way the obligations of the Company to convert Securities into Class A Common Stock as provided in this Article Twelve.

         Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the Class A Common Stock, the Company will take all corporate action which may, in the Opinion of Counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Class A Common Stock at such adjusted Conversion Price.

         The Company covenants that all shares of Class A Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and non-assessable by the Company and free of preemptive rights.

Section 12.9. Disclaimer of Responsibility for Certain Matters.

         Neither the Trustee, the Conversion Agent nor any agent of either shall at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the Officers' Certificate referred to in
Section 12.4(h), or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee, the Conversion Agent nor any agent of either shall be accountable with respect to the validity of value (or the kind or amount) or any shares

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



of Class A Common Stock, or of any securities or Property (including cash), which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee, the Conversion Agent nor any agent of either makes any representation with respect thereto. Neither the Trustee, the Conversion Agent nor any agent of either shall be responsible for any failure of the Company to issue, register the transfer of or deliver any shares of Class A Common Stock or stock certificates or other securities or Property (including cash) upon the surrender of any Security for the purpose of conversion or, subject to Sections 7.1 and 7.2, to comply with any of the covenants of the Company contained in this Article Twelve.

Section 12.10. Return of Funds Deposited for Redemption of Converted Securities.

         Any funds which at any time shall have been deposited by the Company or on its behalf with the Trustee or any Conversion Agent for the purpose of paying the principal of and interest, if any, on any of the Securities and which shall not be required for such purposes because of the conversion of such Securities, as provided in this Article Twelve, shall after such conversion be repaid to the Company by the Trustee or such Conversion Agent.

                                ARTICLE THIRTEEN

                                  MISCELLANEOUS

Section 13.1. Trust Indenture Act Controls.

         If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of subsection (c) of Section 318 of the TIA, the imposed duties shall control.

Section 13.2. Notices.

         Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in Person or by registered or certified mail (postage prepaid, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, addressed as follows:

                           If to the Company:

                           Interface, Inc.
                           2859 Paces Ferry Road
                           Suite 2000
                           Atlanta, Georgia  30339
                           Attention: General Counsel

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



                           With a copy to:

                           Kilpatrick Stockton LLP
                           1100 Peachtree Street
                           Suite 2800
                           Atlanta, Georgia 30309-4530
                           Attn: G. Kimbrough Taylor, Jr., Esq.

                           If to the Trustee:

                           First Union National Bank
                           Suite 1100, First Union Plaza
                           999 Peachtree Street, N.E.
                           Atlanta, Georgia 30309
                           Attn: Corporate Trust Department

         The Company or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication to the Company shall be deemed to have been duly given or made at the time delivered by hand if personally delivered; five calendar days after mailing if sent by registered or certified mail; when answered back, if telexed; when receipt is acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

         Any notice or communication to the Trustee shall be deemed to have been duly given or made upon receipt.

         Any notice or communication to a Holder of a Registered Security shall be mailed by first-class mail to such Securityholder's address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

         Except with respect to notices or communications to the Trustee, a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

         If the Company mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

         Any notice to be given to a Holder of Bearer Securities shall be given by publication in an Authorized Newspaper on two separate days within the time prescribed.

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



Section 13.3. Communication by Holders with Other Holders.

         Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

Section 13.4. Certificate and Opinion as to Conditions Precedent.

         Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the Trustee:

              (a) an Officers' Certificate, in form and substance reasonably satisfactory to the Trustee, stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

              (b) an Opinion of Counsel, in form and substance reasonably satisfactory to the Trustee, stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

Section 13.5. Statements Required in Certificate or Opinion.

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

              (a) a statement that each party making such certificate or opinion has read such covenant or condition;

              (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

              (c) a statement that, in the opinion of each such party, such party has made such examination or investigation as is necessary to enable such party to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (d) a statement as to whether or not, in the opinion of each such party, such condition or covenant has been complied with;

provided, however, that with respect to matters of law, an Officers' Certificate may be based upon an Opinion of Counsel, unless the signers know, or in the exercise of reasonable care should know, that such Opinion of Counsel is erroneous, and provided, further, that with respect to matters of fact, an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials, unless the signer knows, or in the exercise of reasonable care should know, that any such document is erroneous.

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



Section 13.6. Rules by Trustee and Agents.

         The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Registrar and the Paying Agent may make reasonable rules for their functions.

Section 13.7. Legal Holidays.

         If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding Business Day, and no interest on the amount payable on such payment date shall accrue for the intervening period.

Section 13.8. No Recourse Against Others.

         A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of Securities.

Section 13.9. Governing Law.

         This Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York.

         This Indenture is subject to the provisions of the TIA that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

Section 13.10. No Adverse Interpretation of Other Agreements.

         This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 13.11. Successors.

         All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

Section 13.12. Severability.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 13.13. Multiple Originals.

         The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

Section 13.14. Table of Contents; Headings.

         The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

Section 13.15. Securities in Foreign Currencies.

         Wherever this Indenture provides for any action by, or the determination of any of the rights of, Holders of Securities of any series in which not all of such Securities are denominated in the same currency, or any distribution to Holders of Securities, in the absence of any provision to the contrary in the form of Security of any particular series, any amount in respect of any Security denominated in a currency other than United States dollars shall be treated for any such action, determination or distribution as that amount of United States dollars that could be obtained for such amount on such reasonable basis of exchange and as of such date as the Company may specify in a written notice to the Trustee, or in the absence of such notice, as the Trustee may determine.

                                ARTICLE FOURTEEN

                             GUARANTEE OF SECURITIES

Section 14.1. Guarantee.

         Subject to the provisions of this Article Fourteen, each Guarantor hereby jointly and severally unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Company or any other Guarantors to the Holders or the Trustee hereunder or thereunder, that: (a) the principal of, premium, if any, and interest on the Securities will be duly and punctually paid in full when due, whether at maturity, by acceleration or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest, if any, on the Securities and all other obligations of the Company or the Guarantors to the Holders or the Trustee hereunder or thereunder (including, without limitation, fees, expenses or other) will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and
(b) in case of any extension of time of payment or renewal of any Securities, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, or failing performance of any other obligation of the Company to the Holders, for whatever reason, each Guarantor will be obligated to pay, or to perform or cause the performance of, the same immediately. An Event of Default under this Indenture or the Securities shall constitute an event of default under this Guarantee, and shall entitle the Holders of Securities to accelerate the obligations of the Guarantors hereunder in the same manner and to the same extent as the obligations of the Company.

         Each of the Guarantors hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any holder of the Securities with respect to any provisions hereof or thereof, any release of any other Guarantor, the recovery of any judgment against the Company, any action to enforce the same, whether or not a Guarantee is affixed to any particular Security, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each of the Guarantors hereby waives the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that its Guarantee will not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and this Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company or to any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or such Guarantor, any amount paid by the Company or such Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between it, on the one hand, and the Holders of Securities and the Trustee, on the other hand subject to this Article Fourteen, (a) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Six hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (b) in the event of any acceleration of such obligations as provided in Article Six hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Guarantee.

         This Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities are, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         No stockholder, officer, director, employer or incorporator, past, present or future, or any Guarantor, as such, shall have any personal liability under this Guarantee by reason of his, her or its status as such stockholder, officer, director, employer or incorporator.

         The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders or the Trustee under this Guarantee.

         The Guarantee of each Guarantor is limited to an amount that would not render such Guarantor insolvent. The Guarantee of any Guarantor, and this
Section 14.1 as applicable to any Guarantor, may be modified, without the consent of the Holders, to reflect such further fraudulent conveyance savings provisions, net worth or maximum amount limitations as to recourse or similar provisions as are set forth in, and after giving effect to, any other guarantee of such Guarantor provided that no such amendment or modification thereafter shall be in a manner which is adverse to the Holders in any respect. No modification or amendment referred to in the preceding sentence shall be permitted if it would disadvantage the Holders relative to the holders of the obligations of such Guarantor. Any amendment or modification pursuant to this paragraph shall comply with the provisions of Article Nine.

Section 14.2. Execution and Delivery of Guarantee.

         To evidence further the Guarantee set forth in Section 14.1, each Guarantor hereby agrees that a notation of such Guarantee, substantially in the form included in Exhibit A hereto, shall be endorsed on each Security authenticated and delivered by the Trustee after such Guarantee is executed and executed by either manual or facsimile signature of an Officer of each Guarantor. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Security.

         Each of the Guarantors hereby agrees that its Guarantee set forth in
Section 14.1 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

         If an Officer of a Guarantor whose signature is on this Indenture or a Security no longer holds that office at the time the Trustee authenticates such Security or at any time thereafter, such Guarantor's Guarantee of such Security shall be valid nevertheless.

         The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Indenture on behalf of the Guarantor.

Section 14.3. Additional Guarantors.

              (a) Any Person may become a Guarantor by executing and delivering to the Trustee (i) a supplemental indenture in form and substance satisfactory to the Trustee, which subjects such Person to the provisions of this Indenture as a Guarantor, and (ii) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid, binding and enforceable obligation of such Person (subject to such customary exceptions concerning fraudulent conveyance laws, creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion).

               (b) If the Company or any of its Subsidiaries acquires or forms a Material U.S. Subsidiary or if any Subsidiary of the Company shall become a Material U.S. Subsidiary, the Company will cause any such Subsidiary to (i) execute and deliver to the Trustee a supplemental indenture in form and substance reasonably satisfactory to the Trustee pursuant to which such Subsidiary shall guarantee all of the obligations of the Company with respect to the Securities issued under this Indenture on a senior basis in substantially the same manner and to the same extent set forth in this Article Fourteen and (ii) deliver to such Trustee an Opinion of Counsel reasonably satisfactory to such Trustee to the effect that a supplemental indenture has been duly executed and delivered by such Subsidiary and such Subsidiary is in compliance with the terms of this Indenture.

Section 14.4. Release of a Guarantor.

              (a) Upon the sale or disposition of all of the Capital Stock of a Guarantor by the Company or a Subsidiary of the Company, or upon the consolidation or merger of a Guarantor with or into any Person (in each case, other than to the Company or an Affiliate of the Company), such Guarantor shall be deemed automatically and unconditionally released and discharged from all obligations under this Article Fourteen without any further action required on the part of the Trustee or any Holder; provided that each such Guarantor is sold or disposed of in a transaction which does not violate Section 5.1.

              (b) The Trustee shall deliver an appropriate instrument evidencing the release of a Guarantor upon receipt of a request of the Company accompanied by an Officers' Certificate certifying as to the compliance with this Section 14.4. Any Guarantor not so released or the entity surviving such Guarantor, as applicable, will remain or be liable under its Guarantee as provided in this Article Fourteen.

         The Trustee shall execute any documents reasonably requested by the Company or a Guarantor in order to evidence the release of such Guarantor from its obligations under its Guarantee endorsed on the Securities and under this Article Fourteen.

         Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Guarantor with or into the Company or another Guarantor or shall prevent any sale or conveyance of the Property of a Guarantor as an entirety or substantially as an entirety to the Company or another Guarantor.

Section 14.5. Waiver of Subrogation.

         Each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Securities against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other Property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Securities shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Securities, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Securities, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 14.5 is knowingly made in contemplation of such benefits.

         This Section 14.5 as applicable to any particular Guarantor may be amended or modified, without the consent of the Holders, in a manner to be consistent with the terms of any waiver of subrogation language set forth in any other guarantee of such Guarantor; provided that no such amendment or modification thereafter shall be in a manner which is adverse to the Holders in any respect. No modification or amendment referred to in the preceding sentence shall be permitted if it would disadvantage the Holders relative to the holders of the obligations of such Guarantor. Any amendment or modification pursuant to this paragraph shall comply with the provisions of Article Nine.

Section 14.6. Guarantee Provisions Solely to Define Relative Rights.

         Nothing contained in this Article Fourteen (other than a release pursuant to Section 14.4) or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among each Guarantor, its creditors other than the Holders of the Securities, the obligation of such Guarantor, which is absolute and unconditional, to make payments to the Holders in respect of its obligations under this Guarantee as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against such Guarantor of the Holders of the Securities and creditors of such Guarantor or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon Default or an Event of Default under this Indenture.

         The failure by any Guarantor to make a payment in respect of its obligations under this Guarantee by reason of any provision of this Article Fourteen shall not be construed as preventing the occurrence of a Default or an Event of Default hereunder.

Section 14.7. Reliance on Judicial Order or Certificate of Liquidating Agent
              Regarding Dissolution, Etc. of Guarantors.

         Upon payment or distribution of assets of any Guarantor referred to in this Article Fourteen, the Trustee subject to the provisions of Section 7.1, and the Holders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of other Indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fourteen.

Section 14.8. Article Fourteen Applicable to Paying Agents.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article Fourteen shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article Fourteen in addition to or in place of the Trustee.

Section 14.9. No Suspension of Remedies.

         Nothing contained in this Article Fourteen shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Six or to pursue any rights or remedies hereunder or under applicable law.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be affixed hereto and attested, all as of the date first above written.

                                      INTERFACE, INC.

                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

B. SHEHADI & SONS, INC                       INTERFACE EUROPE, INC.
BENTLEY MILLS, INC                           INTERFACE FLOORING SYSTEMS, INC.
BENTLEY ROYALTY COMPANY                      INTERFACE HOLDING COMPANY
COMMERCIAL FLOORING SYSTEMS, INC             INTERFACE INTERIOR FABRICS, INC.
CONGRESS FLOORING CORP                       INTERFACE LICENSING COMPANY
FLOORING CONSULTANTS, INC                    INTERFACE ROYALTY COMPANY
GUILFORD (DELAWARE), INC                     INTERFACE SPECIALTY RESOURCES, INC.
GUILFORD OF MAINE DECORATIVE FABRICS, INC    LASHER/WHITE CARPET COMPANY, INC.
GUILFORD OF MAINE FINISHING SERVICES, INC    PRINCE STREET ROYALTY COMPANY
GUILFORD OF MAINE, INC                       PRINCE STREET TECHNOLOGIES, LTD.
GUILFORD OF MAINE MARKETING CO               QUAKER CITY INTERNATIONAL, INC.
INTEK, INC                                   RE:SOURCE AMERICAS ENTERPRISES, INC.
INTEK MARKETING CO                           SUPERIOR/REISER FLOORING RESOURCES, INC.
INTERFACE AMERICAS, INC                      TOLTEC FABRICS, INC.
INTERFACE AMERICAS SERVICES, INC
INTERFACE ARCHITECTURAL RESOURCES, INC
INTERFACE ASIA-PACIFIC, INC

                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                      FIRST UNION NATIONAL BANK

                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT A

                                SENIOR GUARANTEE


         For value received, the undersigned hereby unconditionally guarantees to the Holder of this Security the payments of principal of, if any, and interest on this Security in the amounts and at the time when due and interest on the overdue principal, premium, if any, and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Securities, to the Holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security, Article Fourteen of the Indenture and this Guarantee. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Security.

         The obligations of the undersigned to the Holders of Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Fourteen of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee and all of the other provisions of the Indenture to which this Guarantee relates. Each Holder of a Security, by accepting the same, agrees to and shall be bound by such provisions.

         This Guarantee is subject to release upon the terms set forth in the Indenture.

B. SHEHADI & SONS, INC                       INTERFACE EUROPE, INC.
BENTLEY MILLS, INC                           INTERFACE FLOORING SYSTEMS, INC.
BENTLEY ROYALTY COMPANY                      INTERFACE HOLDING COMPANY
COMMERCIAL FLOORING SYSTEMS, INC             INTERFACE INTERIOR FABRICS, INC.
CONGRESS FLOORING CORP                       INTERFACE LICENSING COMPANY
FLOORING CONSULTANTS, INC                    INTERFACE ROYALTY COMPANY
GUILFORD (DELAWARE), INC                     INTERFACE SPECIALTY RESOURCES, INC.
GUILFORD OF MAINE DECORATIVE FABRICS, INC    LASHER/WHITE CARPET COMPANY, INC.
GUILFORD OF MAINE FINISHING SERVICES, INC    PRINCE STREET ROYALTY COMPANY
GUILFORD OF MAINE, INC                       PRINCE STREET TECHNOLOGIES, LTD.
GUILFORD OF MAINE MARKETING CO               QUAKER CITY INTERNATIONAL, INC.
INTEK, INC                                   RE:SOURCE AMERICAS ENTERPRISES, INC.
INTEK MARKETING CO                           SUPERIOR/REISER FLOORING RESOURCES, INC.
INTERFACE AMERICAS, INC                      TOLTEC FABRICS, INC.
INTERFACE AMERICAS SERVICES, INC
INTERFACE ARCHITECTURAL RESOURCES, INC
INTERFACE ASIA-PACIFIC, INC

                                      By:
                                        ---------------------------------------
                                        Name:
                                        Title: